As filed with the Securities and Exchange Commission on August 14, 2025

Securities Act File No. 333-284656

Investment Company Act File No. 811-24047

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

Registration Statement
Under

the Securities Act of 1933	☒

Pre-Effective Amendment No. 3	☒
Post-Effective Amendment No.	☐

and/or

Registration Statement

Under

the Investment Company Act of 1940	☒

Amendment No. 3	☒

iDIRECT MULTI-STRATEGY FUND, LLC

(Exact name of Registrant as specified in Charter)

60 East 42nd Street

26th Floor

New York, NY 10165

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (212) 994-7400

Nick Veronis

iCapital Fund Advisors LLC

60 East 42nd Street

26th Floor

New York, NY 10165

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

Alexander C. Karampatsos, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

☐	immediately upon filing pursuant to paragraph (b) of Rule 486

☐	on (date) pursuant to paragraph (b) of Rule 486

☐	60 days after filing pursuant to paragraph (a) of Rule 486

☐	on (date) pursuant to paragraph (a) of Rule 486

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated August 14, 2025

iDirect MULTI-STRATEGY Fund, LLC

PROSPECTUS

[  ], 2025

Class A Shares

Class I Shares

60 East 42nd Street
26th Floor
New York, NY 10165

Investment Objective. iDirect Multi-Strategy Fund, LLC (the “Fund”) is a newly formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any limited liability company interests (“Shares”), you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Prospectus Summary —Risk Factors” beginning on page 4 and in “Types of Investments and Related Risks” beginning on page 19.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Class A Share	Per Class I Share	Total
Public Offering Price	At current net asset value	At current net asset value	$750,000,000
Sales Load(1) as a percentage of purchase amount	3.50%	N/A	$26,250,000
Proceeds to the Fund(2)	Current net asset value minus sales load	Current net asset value	$723,750,000

(1)	Generally, the stated minimum initial investment by an investor in the Fund is $10,000, which stated minimum may be reduced for certain investors. Investors purchasing Class A Shares (as defined herein) may be charged a sales load of up to 3.50% of the investment amount. The table assumes the maximum sales load is charged. See “Purchases of Shares.”

(2)	The Fund is offering on a subscription basis up to $750 million of Shares. Assumes that the maximum aggregate offering amount currently registered is sold in the continuous offering and the maximum sales load charged on Class A Shares is charged on all sales. Shares will be offered in a continuous offering at the Fund’s then current net asset value (“NAV”), as described herein. The Fund’s estimated organizational and initial offering expenses are $948,079. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Purchases of Shares.”

The Fund is offering two separate classes of Shares designated as Class A (“Class A Shares”) and Class I (“Class I Shares”) on a continuous basis at the net asset value per Share plus any applicable sales loads for Class A Shares.

iCapital Markets LLC (the “Distributor”) acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of iCapital Fund Advisors LLC, the Fund’s investment adviser (the “Adviser”), that have agreed to participate in the distribution of the Shares. Investments in Class A Shares may be subject to a sales load of up to 3.50% of the investment amount. The Distributor and/or a Selling Agent (each as defined herein) may, in its discretion, waive all or a portion of the sales load for certain Class A investors. See “Plan of Distribution.” The minimum initial investment is $10,000, which may be reduced for certain investors. See “Purchases of Shares.”

Investment Portfolio. The Fund intends to invest substantially all of its assets in investment vehicles commonly referred to as “hedge funds” (the “Portfolio Funds”) offered by established Portfolio Fund managers (the “Portfolio Fund Managers”). The Fund currently expects to invest in seven to twelve Portfolio Funds, which may pursue multi-strategy, equity hedge, macro, event-driven and credit investment strategies. In addition, the Fund may invest a portion of its assets in temporary investments, including high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds, or may hold cash or cash equivalents, pending distribution to Shareholders (as defined herein) or to pay Fund expenses. For a further discussion of the Fund’s investment strategies, see “Investment Program.”

Risk Factors. Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks.” Shares will not be listed on any national securities exchange. Liquidity will be provided by the Fund only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board of Managers in its sole discretion. See “Repurchases of Shares.”

Management Fee. The Fund pays the Adviser a management fee measured as of the end of each month at the annual rate of 0.80% of the Fund’s net asset value (0.0666% monthly) (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). See “Management Fee.” The Management Fee is separate from the asset-based fees and incentive fees in respect of the Portfolio Funds paid to a Portfolio Fund Manager and indirectly borne by Shareholders.

Investment Minimums and Eligibility. The minimum initial investment in the Fund by any investor is $10,000 and the minimum additional investment in the Fund by any investor is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Managers of the Fund, the Adviser or their affiliates). The Distributor and/or any Selling Agent may impose eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent. Investors may only purchase Class I Shares through the Distributor or through a registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to offer Class I Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. The Distributor and/or any such RIA may also impose eligibility requirements for investors who purchase Class I Shares from the Distributor through such RIA.

Investing in the Shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Other Risks” beginning on page 26 to read about the risks you should consider before buying the Shares, including the risk of leverage.

•	The Shares will not be publicly traded and you should not expect to be able to sell your Shares regardless of how we perform.

•	The Shares are not currently listed on any securities exchange, and we do not expect a secondary market in the Shares to develop in the foreseeable future, if ever.

•	No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser will recommend to the Board of Managers (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. See “Repurchases of Shares.”

•	An investment in the Shares is not suitable for investors that require short-term liquidity. See “Repurchases of Shares.”

•	Restrictions on liquidity imposed by the Portfolio Funds may materially impact the Fund’s ability to repurchase Shares. An inability to withdraw from a Portfolio Fund may expose the Fund to losses it could have otherwise avoided if the Fund had been able to withdraw from such Portfolio Fund. See “Types of Investments and Related Risks – Risks Related to Interests in the Portfolio Funds.”

•	The Fund will allocate to interests in the Portfolio Funds, which may result in indirect expenses, such as asset-based fees and incentive fees, that may be higher than those of other types of securities.

•	The Fund’s investment portfolio will consist of interests in the Portfolio Funds which hold securities that may be issued by privately held companies for which very little public information exists, and operating results for a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

•	The Fund and its interests in the Portfolio Funds are subject to risks associated with legal and regulatory changes applicable to the hedge fund industry.

•	Because you will be unable to sell your Shares through a securities exchange, you will be unable to reduce your exposure on any market downturn.

•	A portion or all of any distribution paid by the Fund may consist of a return of capital.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to Shareholders through distributions will be distributed after the accrual of fees and expenses.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	An investor in Class A Shares will pay a sales load of up to 3.50% and is expected to pay offering expenses in the amount of 0.20% on the amount it invests. If you pay the maximum aggregate 3.50% for sales load and the expected offering expenses, you must experience a total return on your net investment of 3.84% in order to recover these expenses.

•	Leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. See “Leverage” on page 19 and “Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by the Fund” on page 19.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated [ ], has been filed with the Securities and Exchange Commission (“SEC”). The SAI is available upon request and without charge by writing to the Fund at c/o iCapital Fund Advisors LLC, 60 East 42nd Street, New York, New York 10165 or by calling (212) 994-7400. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

The Fund is relying on exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

The Shareholder Reports will be made available on the Fund’s website, (www.idirectinvestments.com) and on the SEC’s website (http://www.sec.gov).

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

___________________________

iCapital Markets LLC

TABLE OF CONTENTS

i

PROSPECTUS SUMMARY

THE FUND

iDirect Multi-Strategy Fund, LLC (the “Fund”) is a newly formed Delaware limited liability company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware limited liability company on March 27, 2024 and commenced operations as a private fund on July 1, 2024. Prior to filing its registration statement on Form N-2, the Fund relied on Section 3(c)(7) for its exemption from registration as an investment company under the 1940 Act.

The Fund offers two separate classes of limited liability company interests (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”).

Class A Shares and Class I Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

INVESTMENT PROGRAM

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund intends to invest substantially all of its assets in investment vehicles commonly referred to as “hedge funds” (the “Portfolio Funds”) offered by established Portfolio Fund managers (the “Portfolio Fund Managers”). The Fund currently expects to invest in seven to twelve Portfolio Funds. In addition, the Fund may invest a portion of its assets in temporary investments, including high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds, or may hold cash or cash equivalents, pending distribution to Shareholders (as defined herein) or to pay Fund expenses.

The Fund

Shares will be sold in large minimum denominations, in accordance with the Fund’s stated minimum investments to investors (“Shareholders”). The Fund will pay, and Shareholders will bear, a Management Fee (as defined below) charged by iCapital Fund Advisors LLC, the Fund’s investment adviser (the “Adviser”). Shareholders will also be indirectly subject to asset-based fees and incentive fees in respect of the Portfolio Funds paid to a Portfolio Fund Manager and indirectly borne by Shareholders.

Each underlying interest in a Portfolio Fund is, or will be, managed by a Portfolio Fund Manager under the direction of their portfolio managers or investment teams. Interests in the Portfolio Funds may be domiciled in U.S. or non-U.S. jurisdictions.

Purpose of Portfolio Funds – Generally. The following general descriptions summarize investment strategies that may be pursued by Portfolio Funds selected by the Adviser for the Fund. These descriptions are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Portfolio Funds.

Multi-Strategy. Multi-Strategy funds utilize a variety of investment strategies that seek to create a diversified portfolio which can provide consistent performance that is largely independent from moves in underlying markets. Portfolio Funds generally look to provide broad exposure across asset classes, including equities, credit, fixed income, early-stage venture capital, currencies and commodities, among others, and often do so across markets on a global basis. These funds may, but do not always, employ multiple teams of specialist Portfolio Fund Managers who focus on a narrow opportunity set, while using different trading strategies to achieve their investment objectives. In most cases, Portfolio Fund Managers employ a non-directional, relative value approach which is designed to capture pricing inefficiencies between similar securities. This usually consists of purchasing a security that is expected to appreciate in value while simultaneously selling short a related security that is expected to depreciate in value. This relative value investment approach may be fundamental or quantitative in nature, and may include, but are not limited to, strategies such as market neutral equity, capital structure arbitrage, merger arbitrage, convertible arbitrage, statistical arbitrage, volatility arbitrage, as well as other forms of relative value trading.

Equity Hedge Strategies. Equity Hedge strategies, also known as long-short equity strategies, seek to profit by taking positions in equities and equity-related derivatives. Strategies may be fundamental or quantitative in nature, and are generally designed to purchase securities which are expected to appreciate in value and sell short securities that are expected to depreciate in value. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. Portfolio Fund Managers typically adjust market exposure by shifting allocations between long and short investments depending on market conditions and outlook. Equity Hedge strategies may comprise investments in one or multiple countries, including emerging markets, or in one or multiple sectors, often drawing up a Portfolio Fund Manager’s particular expertise in certain segments. The Fund generally considers emerging market countries to be countries included in the MSCI Emerging Markets Index and MSCI Emerging Markets Investable Market Index (IMI).

Macro Strategies. Macro strategies seek to exploit opportunities across various global markets and asset classes. Portfolio Funds employing these strategies have a broad mandate to invest in those markets and instruments which they believe provide the best return opportunity. In doing so, Portfolio Fund Managers look to capture price movements that may result from “top down” considerations such as government or central bank policies, shifts in the global economy or geopolitical developments. These strategies may express views through positions in interest rates, currencies, commodities, equities or other assets. A Portfolio Fund Manager may elect to take outright, directional positions in a security, or may employ a relative value strategy where a long position in a security is hedged with a short position in a related security.

Event-Driven Strategies. Event-Driven strategies involve investing in opportunities created by significant corporate events, such as spin-offs, mergers and acquisitions, reorganizations and management changes. Event-Driven strategies include, but are not limited to, merger arbitrage, distressed investing, special situations and activist investing. In implementing a merger arbitrage strategy, a Portfolio Fund acquires the securities of company that is potentially subject to an acquisition, assesses the probability that the transaction in question will be consummated, and often sells short the securities of the acquiring company. In distressed investing, the Portfolio Fund invests in the securities of highly leveraged or financially troubled issuers, including those in bankruptcy proceedings, reorganizations, or liquidation, in anticipation of substantial gains if the issuer is restored to financial viability. In special situations, Portfolio Funds seek to capitalize on price anomalies created by special situations such as company spin-offs, restructurings or management changes. In activist investing, Portfolio Funds may take sizeable positions in a company and then use their ownership to implement management changes or a restructuring of the company’s balance sheet.

Credit Strategies. Credit strategies seek to construct portfolios of long and short positions in credit instruments with the goal of generating returns derived from income and/or changes in the price of the securities. Portfolio Fund Managers generally conduct fundamental research in an effort to capture price changes that result from an improvement (long) or deterioration (short) in the creditworthiness of the issuer. Positioning may be outright directional long or short, or relative value in nature where idiosyncratic developments are likely to drive a repricing of the security. Investments may also include positions in stressed or distressed securities which are valued at significant price discounts to their value at issuance as a result of either a formal bankruptcy proceeding or market perception of a near-term proceeding. In executing their strategy, Portfolio Fund Managers may invest in a range of credit instruments from a variety of issuers, including but not limited to, corporate bonds and loans, convertible and preferred securities, municipal and sovereign debt, and various types of structured credit. These credit instruments may be of any credit quality, maturity or duration, or geographic concentration.

The Fund’s Investment Process. The Adviser is responsible for allocating the Fund’s capital, thereby creating its portfolio. All capital allocation decisions for the Fund, including the hiring, firing, subscriptions to and redemptions from all Portfolio Funds, are the responsibility of the Adviser’s Investment Committee.

The Adviser seeks to deliver capital appreciation while limiting volatility and correlation to traditional assets by investing in a portfolio of Portfolio Funds. The Adviser believes these Portfolio Funds will generate attractive risk-adjusted performance that is largely uncorrelated to traditional assets. The Adviser seeks hedge funds which are managed by established Portfolio Fund Managers who have sound business models, experienced investment personnel, management teams, ability to scale, and whose interests are aligned with their investors.

The Adviser sources potential investments through engagement with prime brokers, distributors and placement agents; attending industry conferences; screening of third-party databases; and from networking across the industry. The Adviser utilizes these sources to develop, cultivate and foster strong relationships across the investment management industry and broader capital markets. The Adviser believes that through these relationships, it can identify potential new Portfolio Fund candidates while staying abreast of updates on incumbent and pipeline Portfolio Funds and the broader industry. The Fund focuses on what it perceives to be high quality hedge funds offered by established Portfolio Fund Managers, but reserves the ability to allocate capital to newly-formed or emerging Portfolio Funds.

The selection of underlying Portfolio Funds for inclusion in the Fund follows a rigorous, structured process. For each candidate, the Adviser performs an initial assessment to determine its potential eligibility for the Fund. Candidates that warrant further consideration are subject to more in-depth diligence, which involves a qualitative and quantitative evaluation of the underlying Portfolio Fund and underlying Portfolio Fund Manager. This includes diligence on the investment process, portfolio characteristics and performance, operations, investment personnel, organization and operations. The Adviser or one of its affiliates will make assessments of the skill, character and motives of each candidate’s key personnel, and will research and evaluate the strategy of each Portfolio Fund.

The Adviser’s Investment Committee is responsible for the selection of underlying Portfolio Funds and the allocation of Fund assets in a manner that is consistent with achieving the investment objective of the Fund. The Adviser is also responsible for the ongoing monitoring of these Portfolio Funds, which includes tracking their performance and portfolio characteristics, and maintaining a regular dialogue with Portfolio Fund Managers in order to monitor any changes to operations, personnel, investment policies or processes.

In the course of business, the Adviser may encounter and identify opportunistic scenarios where pockets of investment opportunity arise, but with a limited accessible window, due to extraordinary circumstances such as severe market volatility or capacity constraints. In these scenarios, the Adviser may be unable to complete every part of its multi-step investment process. Notwithstanding anything to the contrary in this prospectus, the Adviser may make such an opportunistic investment in a Portfolio Fund without having completed the full evaluation process described in this prospectus (although the Adviser will in such cases endeavor to fully complete such process as soon thereafter as reasonably practicable).

Investment Selection and Monitoring

Step 1 – Initial Screening. During the course of business, the Adviser’s investment team (“Investment Team”) reviews materials for and/or meets with numerous Portfolio Fund Managers, investment analysts, risk personnel and business development professionals at Portfolio Funds which may be considered as candidates for the Fund. In screening meetings, the Investment Team meets with members of candidate Portfolio Funds over several mediums including phone, video conference (such as Zoom or Teams) and in-person meetings. The Investment Team looks to make an initial assessment of suitability by evaluating the personnel, strategy, investment process, performance and risk parameters, as well as the structure and terms of the candidate Portfolio Funds. Candidates which do meet the current and minimum investment criteria of the Fund are eliminated from consideration.

Step 2 – Detailed Investment Review. The Adviser conducts a more comprehensive, in-depth review of candidate Portfolio Funds which have passed the aforementioned Step 1. Here, the Investment Team holds further meetings with candidate Portfolio Fund Managers to deepen their understanding and quantitative and qualitative assessment of the candidate’s investment capabilities, personnel, process, absolute and risk-adjusted performance, and risk management. A primary purpose of this assessment is to accept or reject the initial findings by the Adviser. These meetings may be conducted over phone, video conference (such as Zoom or Teams) or in-person.

Step 3 – Operational Due Diligence. Operational Due Diligence is an essential part of the Adviser’s underwriting of Portfolio Funds. Prior to inclusion in the Fund, all candidates must pass an evaluation of its overall business, operations, procedures, policies and control environment. If a candidate Portfolio Fund fails Operational Due Diligence, it is eliminated from consideration. The Adviser or one of its affiliates may engage independent third-party service providers to complete Operational Due Diligence on Portfolio Fund candidates, and to conduct a background check on relevant key personnel employed by the candidates.

Step 4 – Portfolio Construction. Once candidate Portfolio Funds have passed investment and operational due diligence, they may be selected by the Adviser for inclusion in the Fund. Prior to allocating Fund assets to a new Portfolio Fund, the Adviser will make a qualitative and quantitative assessment of its fit within the overall portfolio. The Adviser aims to construct a portfolio that can meet or exceed the Fund’s investment objective over the long term. The Adviser considers the overall characteristics of the incumbent portfolio and evaluates how the new Portfolio Fund may fit with regard to its styles, strategies and other characteristics. The Adviser expects to rebalance the Fund as necessary while considering changes in the market environment, changes in individual Portfolio Fund allocations, and available capacity in each Portfolio Fund.

Risk Management. Using both quantitative and qualitative techniques, the Adviser conducts an ongoing assessment of the risk profile of the overall Fund and the underlying Portfolio Funds. The goal is to understand the risks being taken and gauge whether the potential return to the Fund is sufficient to justify the level of risk. Risk Management analysis includes but is not limited to a review of performance, realized volatility, correlation to traditional market factors, benchmarks and other private funds. The Adviser also reviews the Fund’s and Portfolio Funds’ historical drawdowns in absolute terms and relative to traditional assets and peers.

Portfolio Fund Manager Transparency. The Adviser requires appropriate levels of transparency from Portfolio Funds. Transparency varies depending on the type and style of Portfolio Funds but typically includes statistical information about the risk exposures and performance attribution of the hedge fund. This is important to the Adviser as it allows for a better assessment of return drivers and overall risk profile of Portfolio Funds. Transparency reporting provides substantial insight into the exposures and related risks of underlying Portfolio Funds, and enables the Adviser to aggregate and assess exposures and risks to the overall Fund level.

Ongoing Monitoring. The Adviser conducts ongoing monitoring of all incumbent Portfolio Funds within the Fund, as well as high quality candidates. Members of the Adviser’s Investment Team regularly meet with Portfolio Fund Managers to review investment results, portfolio exposures and risks, market views and business developments. These meetings are conducted either by phone, video conference (such as Zoom or Teams) or in-person.

Additionally, members of the Investment Team meet regularly to discuss allocations in the Fund, as well as topics relating to the underlying Portfolio Funds such as performance, exposures and risk levels, positions, and the outlook for the strategy. If a Portfolio Fund breaches the expectations of the Adviser, it may be redeemed from the Fund. Reasons for redemption include, but are not limited to:

•	Organizational turnover (both outgoing and incoming), including the departure of key investment and business professionals
•	Poor long-term performance
•	Unexplainable performance outside of expected ranges (positive or negative)
•	Unexpectedly high or low volatility
•	Investment style drift
•	Reduction in appropriate transparency
•	Untimely distribution or reduction in investor reports
•	Unfavorable changes to service providers
•	Increased level of redemptions and/or poor asset and liability matching
•	Changing of terms including fees, liquidity, gate provisions or lock-ups

RISK FACTORS	An investment in the Fund involves a high degree of risk and may involve loss of capital, up to the entire amount of a Shareholder’s investment. Other risks include:

•	Limited Liquidity. Although the Adviser will recommend to the Board of Managers (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

•	Distributions to Shareholders. The Fund’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as any applicable sales load.

•	Multi-Strategy Risk. The Fund’s performance depends upon the performance of the Portfolio Fund Managers and selected styles, the adherence by Portfolio Fund Managers to such selected styles, the instruments used by such Portfolio Fund Managers and the Adviser’s ability to effectively allocate Fund assets among the Portfolio Fund Managers.

•	Investments in Portfolio Funds. The Fund’s investment portfolio will consist of interests in the Portfolio Funds which hold securities that may be issued by privately held companies for which very little public information exists, and operating results for a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

•	Investments in Operating Companies. The securities in which the Adviser may invest may be among the most junior in an operating company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect such investments.

•	Leverage Utilized by the Fund. Subject to the limitations and restrictions of the 1940 Act, the Fund may use leverage by borrowing money for investment purposes, to satisfy repurchase requests and for other temporary purposes, which may increase the Fund’s volatility. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund will have to pay interest on its borrowings, which may reduce the Fund’s current income.

•	Leverage Risk. A Portfolio Fund Manager’s underlying investments, depending on its style, may be in operating companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such operating companies, or increased interest rates, may impair the ability to meet their obligations, which may accelerate and magnify declines in the value of any such investments in a down market.

•	Expenses. Shareholders will effectively bear two layers of expenses: expenses of the Fund and indirect expenses of the interests in the Portfolio Funds. The indirect expenses of the interests in the Portfolio Funds may adversely impact the Fund’s performance. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Portfolio Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in Portfolio Funds. By investing in the Portfolio Funds through the Fund, a Shareholder in the Fund will bear a portion of the Management Fee and other expenses of the Fund. Additionally, Portfolio Funds generally charge asset-based fees and incentive fees that may be higher than those of other types of securities, which may adversely affect the Portfolio Funds’ performance.

•	No Recourse Against Portfolio Funds. Fund Shareholders will have no right to receive information about the interests in the Portfolio Funds, and will have no recourse against interests in the Portfolio Funds.

•	Regulatory Change. The Fund and its interests in the Portfolio Funds are subject to risks associated with legal and regulatory changes applicable to the hedge fund industry.

•	Special Tax Risks. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), but may be subject to substantial tax liabilities if it fails to so qualify.

•	Limited Operating History. The Fund is a newly organized, non-diversified, closed-end investment company with limited operating history.

•	Regulatory Change related to Portfolio Funds. The Fund is subject to, and indirectly invests in interests in the Portfolio Funds that are subject to, risks associated with legal and regulatory changes applicable to hedge funds.

•	Investment Style Risk. The Fund may allocate substantially all of its assets to interests in the Portfolio Funds that follow a particular type of style, which may expose the Fund to the risks of that style.

•	Valuation of the Fund’s Interests in the Portfolio Funds. To the extent that the Fund does not receive timely valuation information from the Portfolio Fund Managers, the Fund’s ability to accurately calculate its net asset value may impaired. The Portfolio Fund Managers generally provide valuations on a quarterly basis, whereas the Fund provides valuations, and issues Shares, on a monthly basis. The Fund’s interests in the Portfolio Funds, and many of the underlying investments held by the interests in the Portfolio Funds, will be priced by the Portfolio Fund Manager in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund’s securities, including illiquid investments. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. A Portfolio Fund’s valuation information could also be inaccurate due to fraudulent activity, misvaluation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

•	Investments in Non-Voting Stock; Inability to Vote. The Fund may not be able to vote on matters that require the approval of a Portfolio Fund’s investors, including matters that could adversely affect the Fund.

•	Distributions In-Kind. The Fund may receive an in-kind distribution of securities from a Portfolio Fund that are illiquid or difficult to value and difficult to dispose of.

•	Liquidity Risk. There is no market exchange available for Shares of the Fund thereby making them illiquid and difficult to dispose of.

•	Fees and Expenses. The Fund will allocate to interests in the Portfolio Funds, which may result in indirect expenses, such as asset-based fees and incentive fees, that may be higher than those of other types of securities.

•	Additional Tax Considerations. Interests in Portfolio Funds located outside of the U.S. may be subject to withholding taxes in such jurisdictions, which may reduce the returns of the Fund.

•	Non-Registered Investment Companies. Underlying funds, in which the Fund may invest, will not be registered as investment companies under the 1940 Act, and therefore the Fund, and indirectly, the Fund’s Shareholders may not avail themselves of 1940 Act protections with respect to such interests in the Portfolio Funds.

•	1940 Act. The Fund is registered as an investment company under the 1940 Act, which limits its investment flexibility compared to a fund that is not so registered.

•	Non-U.S. Risk. The Adviser may invest the assets of interests in the Portfolio Funds in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be allocated to interests in the Portfolio Funds denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. If the Fund has invested the assets of interests in the Portfolio Funds in non-U.S. markets, the price of Shares may decrease between the date of a tender offer made by the Fund and the repurchase pricing date due to currency fluctuations.

•	Sanctions. Certain portfolio companies may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. A Portfolio Fund Manager may focus on a particular industries or sector (e.g., technology, healthcare, consumer products, industrials, financial services, utilities), which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if the focus was on a broader range of industries.

•	Geographic Concentration Risk. A Portfolio Fund Manager may focus on a particular country or geographic region, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if the focus was on a broader range of countries or geographic regions.

•	Operating Company Concentration Risk. A Portfolio Fund Manager may focus on a limited number of securities or operating companies, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if the focus was on a larger number of securities or operating companies.

•	Inflation Risk. The interests in the Portfolio Funds may be subject to inflation risk, which is the risk that the real value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money.

•	Non-Diversified Status. The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

•	Shares Not Listed; No Market for Class A Shares or Class I Shares. Shares are not traded on any national securities exchange or other market. No market currently exists for the Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. The Adviser intends to recommend to the Board of Managers that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of the end of each quarter. Although the Fund expects to offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, the Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

•	Closed-end Fund; Liquidity Risks. The Fund is designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. See “Types of Investments and Related Risks.”

LEVERAGE

The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements to manage timing issues associated with new and existing investments (e.g., to provide the Fund with temporary liquidity to allocate to new interests in the Portfolio Funds or to satisfy capital calls from existing interests in the Portfolio Funds in advance of the Fund’s receipt of proceeds from existing interests in the Portfolio Funds).

The 1940 Act’s “Asset Coverage Requirement” requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached under certain circumstances.

Interests in the Portfolio Funds may also utilize leverage in their investment activities. Borrowings by interests in the Portfolio Funds are not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain interests in the Portfolio Funds and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil. In general, the use of leverage by interests in the Portfolio Funds or the Fund may increase the volatility of the interests in the Portfolio Funds or the Fund. See “Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by the Fund.”

DISTRIBUTIONS

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the dividend reinvestment plan established by the Fund (the “DRIP”), and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash.

POTENTIAL BENEFITS OF INVESTING IN THE FUND

By investing in the Fund, investors will have access to interests in the Portfolio Funds. Through the Fund, Shareholders will have access to interests in the Portfolio Funds which typically are not available to the investing public, or which may otherwise restrict the number and type of persons whose money will be managed. Shareholders also avoid being subject to the high investment minimums typically imposed by hedge funds ranging between $5 million and $20 million. Furthermore, the Fund’s structure is intended to alleviate or mitigate a number of the investor burdens typically associated with hedge fund investing, such as funding capital calls on short notice and reinvesting distribution proceeds.

Because the Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Code, it is expected to have certain attributes that are not generally found in typical hedge funds. These include providing simpler tax reports to Shareholders (i.e., Forms 1099 instead of Schedules K-1) and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payment of U.S. federal income tax.

THE OFFERING

The Fund is offering its Shares on a continuous basis. Class A Shares are offered at the then-current net asset value per Share as of the date on which the purchase order is accepted, plus any applicable sales load. Class I Shares are offered at the then-current net asset value per Share as of the date on which the purchase order is accepted. Class I Shares are offered without a sales load.

Shares may be purchased as of the first business day of each month based upon the Fund’s then current net asset value. Each date on which Shares are delivered is referred to as a “Closing Date.” While the Fund intends to have monthly closings, the Board of Managers (as defined below) reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. Each prospective investor will be required to complete an investor application (the “Investor Application”). Prior to the receipt and acceptance of the Investor Application, an investor’s funds will be held in escrow.

Following the acceptance by the Fund of a subscription agreement executed by a prospective Shareholder and the admission of such Shareholder to the Fund, such Shareholder shall become a member in the Fund and shall be subject to the provisions of the subscription agreement and the amended and restated limited liability company agreement of the Fund, as amended or restated from time to time (the “LLC Agreement”).

BOARD OF MANAGERS

The Fund has a Board of Managers (each member a “Manager” and, collectively, the “Board of Managers”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Managers are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. See “Management of the Fund.”

THE ADVISER

iCapital Fund Advisors LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Adviser, a registered investment adviser, is owned by Institutional Capital Network, Inc. (“iCapital”). iCapital is a financial technology company that provides tech-based solutions for advisors, their high-net-worth client base, asset managers, and banks. It is assisted in this task by affiliates including a registered investment adviser, iCapital Advisors, LLC, that provides investment advisory services and investment administration to privately offered funds, and a registered broker-dealer that provides a range of broker-dealer services, including private placement of securities and distribution of the Fund’s Shares. The Adviser is a Delaware limited liability company formed in 2024 that provides advisory services to the Fund, which is its only client. As of March 31, 2025, iCapital had platform assets of $228 billion, including $35 billion in international platform assets.

The Fund and the Adviser have entered into an investment management agreement (the “Investment Advisory Agreement”) that has an initial term expiring two years after its effective date. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuation is approved annually by the Board of Managers. The Board of Managers, or the Fund’s Shareholders, may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser.

MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly fee of 0.0666% (0.80% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). See “Management Fee.”

FEES AND EXPENSES

The Fund will bear all expenses incurred in the business of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor in the interests in the Portfolio Funds. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. The Fund, by investing in the interests in the Portfolio Funds, will indirectly bear its pro rata share of the expenses incurred in the business of the interests in the Portfolio Funds. There will be no direct or indirect payments from a Portfolio Fund Manager to the Adviser or to any third party, pursuant to any agreement or understanding, that are used to offset any expenses of the Fund. See “Summary of Fees and Expenses” and “Fund Expenses.”

DISTRIBUTION OF SHARES

Under the terms of a distribution agreement (the “Distribution Agreement”) with iCapital Markets LLC (the “Distributor”), the Distributor will directly distribute Shares to investors. The Distributor is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders. The Fund will pay a monthly fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (the “Distribution and Servicing Fee”). The Fund will not pay any fee to the Distributor with respect to the distribution of Class I Shares.

The Distributor will pay various Selling Agents compensation out of the Distribution and Servicing Fee, which they will use to compensate their brokerage representatives for Class A Shares sales and support. Selling Agents may charge an additional one-time sales load, assessed at the time of purchase, on Class A Shares, up to a maximum of 3.50% of the investment amount.

The Distribution and Servicing Fee is charged on an aggregate Class-wide basis, and Class A Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Class A Shares. Each compensated broker, dealer or other financial advisor is paid by the Distributor based on the aggregate net asset value of outstanding Class A Shares held by Shareholders that receive services from such broker, dealer or other financial advisor.

The Distributor may directly distribute Class A Shares to investors, and for such directly distributed shares, will retain all or a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Class A Shares sales and support.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers and dealers that have agreed to participate in the distribution of the Fund’s Shares and other intermediaries, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

EXPENSE LIMITATION AGREEMENT

The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit until one year from the date of this prospectus (the “Limitation Period”) the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A Shares and Class I Shares during the Limitation Period to an amount not to exceed 0.40% per annum of the Fund’s net assets attributable to such Class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, Distribution and Servicing Fees and Portfolio Fund expenses (i.e., acquired fund fees and expenses, including contribution requirements for investments, expenses and management fees); (ii) other investment-related expenses of the Fund; (iii) taxes; and (iv) litigation and other extraordinary expenses (as defined herein). The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap at the time of such reimbursement or the Expense Cap in place at the time the expense amounts were previously paid or borne by the Adviser (whichever is lower).

CONFLICTS OF INTEREST

The Adviser, the Portfolio Fund Managers and their affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund. See “Conflicts of Interest.”

PURCHASE OF SHARES

The minimum initial investment in the Fund by an investor is $10,000. Additional investments in the Fund must be made in a minimum amount of $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to employees, officers or Managers of the Fund, the Adviser or its affiliates. In addition, the Adviser may at its discretion waive the initial and additional investment minimums for separately managed accounts, unified managed accounts, model portfolios or similarly suited “wrapped” products offered by a registered investment adviser (“RIA”) or broker dealer where the investment minimum for the “wrapped” investment is at least $100,000.

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month. The investor must submit a completed Investor Application form five business days before the applicable purchase date (although the Fund, in its sole discretion, may waive the five business days requirement from time to time). All purchases are subject to the receipt of immediately available funds prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Other Risks — Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.”

ELIGIBILITY

The Distributor and/or any Selling Agent may impose eligibility requirements on investors who purchase Shares through the Distributor or such Selling Agent.

The Distributor or any RIA who offers Class I Shares may impose eligibility requirements on investors who purchase Class I Shares from the Distributor through such RIA.

If an Investor Application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date.

Each prospective Shareholder should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including but not limited to, this prospectus, the SAI, the Fund’s form of subscription agreement and the LLC Agreement before deciding to invest in the Fund.

INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares in the Fund. See “Other Risks — Closed-End Fund; Liquidity Risks.”

In addition, Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases of Shares — Repurchases of Shares.”

VALUATION

The interests in the Portfolio Funds will invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices and will be valued by the respective Portfolio Fund Manager. The Board of Managers has approved the Adviser’s valuation procedures pursuant to which the Adviser will fair value interests in the Portfolio Funds. These valuation procedures further provide that the valuations determined by an Investment Manager will be reviewed by the Adviser. However, neither the Adviser nor the Board of Managers will be able to confirm independently the accuracy of such valuations (which are unaudited, except at year-end). Accordingly, the Fund will generally rely on such valuations, which are provided on a quarterly basis, even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the interests in the Portfolio Funds will typically provide the Adviser with only estimated capital account values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Portfolio Fund’s annual audit. While such information is provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a monthly basis.

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund is a closed-end fund. In addition, liquidity will be provided by the Fund only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Other Risks — Closed-End Fund; Liquidity Risks.”

REPURCHASES OF SHARES BY THE FUND

No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser will recommend to the Board of Managers (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value.

Any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.

There is no minimum number of Shares which must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Managers, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Managers will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board of Managers that the Fund offer to repurchase Shares from Shareholders quarterly.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s LLC Agreement, in accordance with the requirements of the 1940 Act, including Rule 23c-2 thereunder.

SUMMARY OF TAXATION

The Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will generally not be subject to U.S. federal income tax on its taxable income and gains that it distributes as dividends for U.S. federal income tax purposes to Fund Shareholders. The Fund intends to distribute its income and gains in a way that it should not be subject to an entity-level income tax on certain undistributed amounts. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares. U.S. federally tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make such investment.

Certain of the Portfolio Funds in which the Fund invests may be classified as partnerships for U.S. federal income tax purposes. Accordingly, for the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will, in appropriate circumstances, be required to “look through” to the character of the income, assets and investments held by the Fund and such Portfolio Funds. However, the Portfolio Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets or to otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of interests in the Portfolio Funds in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Portfolio Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information and certain Portfolio Fund Managers may not provide this information on a timely basis. Each of the Portfolio Fund Managers has agreed to use reasonable efforts to provide such information to the Fund.

If the Fund fails to qualify as a RIC or fails to distribute dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of the sum of its net ordinary income and net short-term capital gains to Shareholders in any taxable year, the Fund would be subject to tax as an ordinary corporation on its taxable income (even if such income and gains were distributed to its Shareholders) and all distributions out of earnings and profits to Shareholders generally would be characterized as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, incur substantial entity-level taxes and make certain distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A Shareholder that is not subject to U.S. federal income tax on its income as a result of an exemption accorded under Section 501 of the Code generally will not be subject to tax on amounts distributed to it by the Fund, provided that such Shareholder’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects.”

The Fund intends to operate so as to be eligible to be treated as a RIC as of February 1, 2025. For the tax year ended before February 1, 2025, the Fund was taxed as a partnership for federal income tax purposes. In connection with the Fund’s intention to be treated as a RIC, the Fund has filed an election to be classified as an association taxable as a corporation for federal income tax purposes effective on February 1, 2025.

ERISA PLANS AND SIMILAR TAX- EXEMPT ENTITIES

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of such plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan (as defined below) that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

Investors purchasing Shares through an ERISA Plan may obtain additional information regarding the plan from their plan sponsor.

REPORTS TO SHAREHOLDERS

The Fund furnishes to Shareholders as soon as practicable after the end of each calendar year information on Form 1099-DIV or Form 1099-B, as appropriate, and as required by law, to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on at least a quarterly basis regarding the Fund’s operations during each quarter.

TERM	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

To invest in Class A Shares of the Fund, a prospective investor must open a brokerage account with a Selling Agent or the Distributor. Any costs associated with opening such an account are not reflected in the following table or the examples below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

	Class A	Class I
TRANSACTION FEES
Maximum sales load (percentage of purchase amount)(1)	3.50%	None
Maximum repurchase fee(2)	2.00%	2.00%

ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)(3)
Management Fee	0.80%	0.80%
Acquired Fund Fees and Expenses(4)	13.75%	13.75%
Interest Payments on Borrowed Funds	None	None
Other Expenses(5)	0.26%	0.26%
Distribution and Servicing Fee	0.75%	-%
Total Annual Fund Expenses	15.56%	14.81%
Expense Reimbursement(6)	-%	-%
Total Annual Fund Expenses After Expense Reimbursement(6)	15.56%	14.81%

(1)	Investors purchasing Class A Shares may be charged a sales load of up to 3.50% of the investment amount. The table assumes the maximum sales load is charged. The Distributor and/or a Selling Agent may, in its discretion, waive all or a portion of the sales load for certain investors. See “Plan of Distribution.”

(2)	A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an investor’s Shares at any time prior to the day immediately preceding the one-year anniversary of an investor’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by an investor may be waived by the Fund, in circumstances where the Board of Managers determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any investor. The early repurchase fee will be retained by the Fund for the benefit of the remaining investors. See “Repurchases of Shares.”

(3)	Assumes the Fund raises $500 million in new proceeds in the first 12 months following the commencement of its public offering, totaling $650 million in Fund assets and resulting in estimated average net assets of approximately $400 million.

(4)	Refers to the estimated fees and expenses to be incurred by the Fund on behalf of its investments in the Portfolio Funds, but excludes any carried interest or similar profit-based allocations that are paid solely on the realization and/or distribution of gains (or on the sum of such gains and unrealized appreciation of assets distributed in kind), as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds. Acquired Fund Fees and Expenses can be broken down into three categories: management fees, incentive fees and operating expenses. The Portfolio Funds in which the Fund invests generally charge annual management fees ranging from 0.00% to 2.85% and incentive fees ranging from 0% to 30% of profits per annum. Operating expenses charged by the Portfolio Funds include, but are not limited to: administrative fees, professional fees (i.e., audit and legal fees), dividend expense, stock borrowing costs and other pass-through expenses associated with the trading strategies of the Portfolio Funds. Future Portfolio Funds may have fees and expenses which could be substantially different and could vary over time.

(5)	Other Expenses are estimated for the Fund’s current fiscal year and include the expenses associated with the Dividend Reinvestment Plan (“DRIP”) and other expenses relating to the operation of the Fund, including offering expenses.

(6)	The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit until one year from the date of this prospectus the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A Shares and Class I Shares during the Limitation Period to an amount not to exceed 0.40% per annum of the Fund’s net assets attributable to such Class. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, Distribution and Servicing Fees and Portfolio Fund expenses (i.e., acquired fund fees and expenses, including contribution requirements for investments, expenses and management fees); (ii) other investment-related expenses of the Fund; (iii) taxes; and (iv) litigation and other extraordinary expenses (as defined herein). The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap at the time of such reimbursement or the Expense Cap in place at the time the expense amounts were previously paid or borne by the Adviser (whichever is lower). This contractual arrangement will remain in effect for at least one year from the effective date of the Fund’s registration statement on Form N-2 unless the Fund’s Board of Managers approves its earlier termination.

EXAMPLE:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

Class A

1 year	3 years	5 years	10 years
$177	$418	$611	$941

Class I

1 year	3 years	5 years	10 years
$141	$382	$579	$924

The examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses,” “Financial Highlights,” “Management Fee” and “Purchases of Shares.”

FINANCIAL HIGHLIGHTS

The Fund’s financial highlights, which have been audited by Deloitte and Touche LLP, and independent registered public accounting firm, are incorporated by reference from the Fund’s annual report for the fiscal period ended March 31, 2025 (File No. 811-24031), as filed with the SEC on Form N-CSR on June 9, 2025 (accession no. 0001580642-25-003596).

THE FUND

The Fund, which is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act, was organized as a Delaware limited liability company on March 27, 2024. The Fund commenced operations as a private fund on July 1, 2024. Prior to filing its registration statement on Form N-2, the Fund relied on Section 3(c)(7) for its exemption from registration as an investment company under the 1940 Act.

The Fund’s principal office is located at 60 East 42nd Street, New York, New York 10165, and its telephone number is (212) 994-7400. Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Managers. See “Management of the Fund.”

Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future, if ever. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to shareholders, the Adviser will recommend to the Board of Managers (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. The Fund has no obligation to repurchase Shares at any time.

USE OF PROCEEDS

Under normal market circumstances, the proceeds from the sale of Shares, net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment program and objectives as soon as practicable (but not in excess of six months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. The Fund anticipates that it may take up to six months to allocate proceeds of its continuous offering to Portfolio Funds due to the nature of those investments and the time it takes to identify appropriate investment opportunities. The availability of investment opportunities in Portfolio Funds generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. See “Other Risks — Availability of Investment Opportunities” for a discussion of the timing of interests in the Portfolio Funds’ subscription activities, market conditions and other considerations relevant to the timing of the Fund’s investments generally.

The Fund will pay the Adviser the full amount of the Management Fee during any period prior to which any of the Fund’s assets (including any proceeds received by the Fund from the offering of Shares) are invested in interests in the Portfolio Funds.

STRUCTURE

Private investment vehicles, such as “hedge funds”, are commingled asset pools that typically offer their securities privately, without registering such securities under the 1933 Act (“Portfolio Funds”). Portfolio Funds typically offer their securities in large minimum denominations (often at least $5 million to $20 million) to a limited number of high net worth individual and institutional investors. Portfolio Funds are excluded from the definition of “investment company,” and hence are not registered as investment companies, under the 1940 Act. The managers or investment advisers of these funds are usually compensated through asset-based fees and incentive-based fees. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies that generally are managed more conservatively than most Portfolio Funds due to certain requirements imposed by the 1940 Act and, with respect to those registered closed-end investment companies that qualify as RICs under the Code, Subchapter M of the Code. These registered companies often impose relatively modest minimum investment requirements and publicly offer their shares to a broader range of investors, in contrast to the higher minimum investment amounts and limited range of investors which, as set forth above, characterize the offerings of Portfolio Funds’ securities. The advisers to registered closed-end investment companies are typically compensated through asset-based fees.

INVESTMENT PROGRAM

Investment Objective and Philosophy

The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective is not fundamental and may be changed by the Board without Shareholder approval.

The Adviser believes that the Fund’s strategy creates an opportunity for investors to practicably gain exposure to an otherwise difficult-to-access asset class that may earn attractive risk-adjusted returns. Investing in the Fund also permits Shareholders to invest in interests in the Portfolio Funds without being subject to the high minimum investment requirements typically charged by such interests in the Portfolio Funds.

By investing in interests in the Portfolio Funds sponsored or managed by the Portfolio Fund Managers, the Fund seeks to benefit from the (i) strong performance track record of each of the Portfolio Fund Managers and (ii) investment expertise, quality of risk management systems, valuation protocols, operational programs, personnel, accounting and valuation practices and compliance programs that may be associated with a successful global financial services firm with significant resources, in contrast to a strategy of allocating assets among different funds managed by many different investment advisers which could have highly variable levels of experience, resources and expertise. The Adviser believes that, by focusing on the Portfolio Fund Managers, the Fund will benefit from the Adviser’s ability to concentrate the Fund’s investment process on the investment opportunities and strengths offered, and the risks presented, by the Portfolio Fund Managers.

Investment Strategies

The Fund intends to invest substantially all of its assets in Portfolio Funds. The Fund currently expects to invest in seven to twelve Portfolio Funds. In addition, the Fund may invest a portion of its assets in temporary investments, including high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds, or may hold cash or cash equivalents, pending distribution to Shareholders (as defined herein) or to pay Fund expenses.

The following general descriptions summarize investment strategies that may be pursued by Portfolio Funds selected by the Adviser for the Fund. These descriptions are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Portfolio Funds.

Multi-Strategy. Multi-Strategy funds utilize a variety of investment strategies that seek to create a diversified portfolio which can provide consistent performance that is largely independent from moves in underlying markets. Portfolio Funds generally look to provide broad exposure across asset classes, including equities, credit, fixed income, early-stage venture capital, currencies and commodities, among others, and often do so across markets on a global basis. These funds may, but do not always, employ multiple teams of specialist Portfolio Fund Managers who focus on a narrow opportunity set, while using different trading strategies to achieve their investment objectives. In most cases, Portfolio Fund Managers employ a non-directional, relative value approach which is designed to capture pricing inefficiencies between similar securities. This usually consists of purchasing a security that is expected to appreciate in value while simultaneously selling short a related security that is expected to depreciate in value. This relative value investment approach may be fundamental or quantitative in nature, and may include, but are not limited to, strategies such as market neutral equity, capital structure arbitrage, merger arbitrage, convertible arbitrage, statistical arbitrage, volatility arbitrage, as well as other forms of relative value trading.

Equity Hedge Strategies. Equity Hedge strategies, also known as long-short equity strategies, seek to profit by taking positions in equities and equity-related derivatives. Strategies may be fundamental or quantitative in nature, and are generally designed to purchase securities which are expected to appreciate in value and sell short securities that are expected to depreciate in value. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. Portfolio Fund Managers typically adjust market exposure by shifting allocations between long and short investments depending on market conditions and outlook. Equity Hedge strategies may comprise investments in one or multiple countries, including emerging markets, or in one or multiple sectors, often drawing up a Portfolio Fund Manager’s particular expertise in certain segments. The Fund generally considers emerging market countries to be countries included in the MSCI Emerging Markets Index and MSCI Emerging Markets Investable Market Index (IMI).

Macro Strategies. Macro strategies seek to exploit opportunities across various global markets and asset classes. Portfolio Funds employing these strategies have a broad mandate to invest in those markets and instruments which they believe provide the best return opportunity. In doing so, Portfolio Fund Managers look to capture price movements that may result from “top down” considerations such as government or central bank policies, shifts in the global economy or geopolitical developments. These strategies may express views through positions in interest rates, currencies, commodities, equities or other assets. A Portfolio Fund Manager may elect to take outright, directional positions in a security, or may employ a relative value strategy where a long position in a security is hedged with a short position in a related security.

Event-Driven Strategies. Event-Driven strategies involve investing in opportunities created by significant corporate events, such as spin-offs, mergers and acquisitions, reorganizations and management changes. Event-Driven strategies include, but are not limited to, merger arbitrage, distressed investing, special situations and activist investing. In implementing a merger arbitrage strategy, a Portfolio Fund acquires the securities of company that is potentially subject to an acquisition, assesses the probability that the transaction in question will be consummated, and often sells short the securities of the acquiring company. In distressed investing, the Portfolio Fund invests in the securities of highly leveraged or financially troubled issuers, including those in bankruptcy proceedings, reorganizations, or liquidation, in anticipation of substantial gains if the issuer is restored to financial viability. In special situations, Portfolio Funds seek to capitalize on price anomalies created by special situations such as company spin-offs, restructurings or management changes. In activist investing, Portfolio Funds may take sizeable positions in a company and then use their ownership to implement management changes or a restructuring of the company’s balance sheet.

Credit Strategies. Credit strategies seek to construct portfolios of long and short positions in credit instruments with the goal of generating returns derived from income and/or changes in the price of the securities. Portfolio Fund Managers generally conduct fundamental research in an effort to capture price changes that result from an improvement (long) or deterioration (short) in the creditworthiness of the issuer. Positioning may be outright directional long or short, or relative value in nature where idiosyncratic developments are likely to drive a repricing of the security. Investments may also include positions in stressed or distressed securities which are valued at significant price discounts to their value at issuance as a result of either a formal bankruptcy proceeding or market perception of a near-term proceeding. In executing their strategy, Portfolio Fund Managers may invest in a range of credit instruments from a variety of issuers, including but not limited to, corporate bonds and loans, convertible and preferred securities, municipal and sovereign debt, and various types of structured credit. These credit instruments may be of any credit quality, maturity or duration, or geographic concentration.

The Adviser will seek to use a range of techniques to reduce the risk associated with the deployment strategy. These techniques may include, without limitation:

•	Diversifying investments across styles including, for example, fundamental and quantitative security selection, or discretionary and systematic investing; geographic regions; and lifecycles including, for example, mature and emerging industries and companies;

•	Actively managing cash and liquid assets;

•	Seeking to establish credit lines to provide additional liquidity, consistent with the limitations and requirements of the 1940 Act; and

•	Modeling and actively monitoring both Fund-level and underlying cash flows.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Adviser may from time to time sell other Fund assets. There is no guarantee of a market for the sale of such assets or which may have to be sold in times of market stress causing a material loss. The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management. The liquid assets are intended to provide an investment return in order to mitigate “cash drag” while supporting the Fund’s investment activities and potential tender of Fund shares. Liquid assets may include both fixed income and equities as well as public and private vehicles that derive their investment returns from fixed income and equity securities.

The Portfolio Funds may be domiciled in U.S. or non-U.S. jurisdictions.

The Fund’s Fundamental Policies

The SAI contains a list of the fundamental (those that may not be changed without Shareholder approval) policies of the Fund under the heading “Fundamental Policies.”

The Fund’s Investment Process

The Adviser is responsible for allocating the Fund’s capital, thereby creating its portfolio. All capital allocation decisions for the Fund, including the hiring, firing, subscriptions to and redemptions from all Portfolio Funds, are the responsibility of the Adviser’s Investment Committee.

The Adviser seeks to deliver capital appreciation while limiting volatility and correlation to traditional assets by investing in a portfolio of Portfolio Funds. The Adviser believes these Portfolio Funds will generate attractive risk-adjusted performance that is largely uncorrelated to traditional assets. The Adviser seeks hedge funds which are managed by established Portfolio Fund Managers who have sound business models, experienced investment personnel, management teams, ability to scale, and whose interests are aligned with their investors.

The Adviser sources potential investments through engagement with prime brokers, distributors and placement agents; attending industry conferences; screening of third-party databases; and from networking across the industry. The Adviser utilizes these sources to develop, cultivate and foster strong relationships across the investment management industry and broader capital markets. The Adviser believes that through these relationships, it can identify potential new Portfolio Fund candidates while staying abreast of updates on incumbent and pipeline Portfolio Funds and the broader industry. The Fund focuses on what it perceives to be high quality hedge funds offered by established Portfolio Fund Managers, but reserves the ability to allocate capital to newly-formed or emerging Portfolio Funds.

The selection of underlying Portfolio Funds for inclusion in the Fund follows a rigorous, structured process. For each candidate, the Adviser performs an initial assessment to determine its potential eligibility for the Fund. Candidates that warrant further consideration are subject to more in-depth diligence, which involves a qualitative and quantitative evaluation of the underlying Portfolio Fund and underlying Portfolio Fund Manager. This includes diligence on the investment process, portfolio characteristics and performance, operations, investment personnel, organization and operations. The Adviser or one of its affiliates will make assessments of the skill, character and motives of each candidate’s key personnel, and will research and evaluate the strategy of each Portfolio Fund.

The Adviser’s Investment Committee is responsible for the selection of underlying Portfolio Funds and the allocation of Fund assets in a manner that is consistent with achieving the investment objective of the Fund. The Adviser is also responsible for the ongoing monitoring of these Portfolio Funds, which includes tracking their performance and portfolio characteristics, and maintaining a regular dialogue with Portfolio Fund Managers in order to monitor any changes to operations, personnel, investment policies or processes.

In the course of business, the Adviser may encounter and identify opportunistic scenarios where pockets of investment opportunity arise, but with a limited accessible window, due to extraordinary circumstances such as severe market volatility or capacity constraints. In these scenarios, the Adviser may be unable to complete every part of its multi-step investment process. Notwithstanding anything to the contrary in this prospectus, the Adviser may make such an opportunistic investment in a Portfolio Fund without having completed the full evaluation process described in this prospectus (although the Adviser will in such cases endeavor to fully complete such process as soon thereafter as reasonably practicable).

Investment Selection and Monitoring

Step 1 – Initial Screening. During the course of business, the Adviser’s investment team (“Investment Team”) reviews materials for and/or meets with numerous Portfolio Fund Managers, investment analysts, risk personnel and business development professionals at Portfolio Funds which may be considered as candidates for the Fund. In screening meetings, the Investment Team meets with members of candidate Portfolio Funds over several mediums including phone, video conference (such as Zoom or Teams) and in-person meetings. The Investment Team looks to make an initial assessment of suitability by evaluating the personnel, strategy, investment process, performance and risk parameters, as well as the structure and terms of the candidate Portfolio Funds. Candidates which do meet the current and minimum investment criteria of the Fund are eliminated from consideration.

Step 2 – Detailed Investment Review. The Adviser conducts a more comprehensive, in-depth review of candidate Portfolio Funds which have passed the aforementioned Step 1. Here, the Investment Team holds further meetings with candidate Portfolio Fund Managers to deepen their understanding and quantitative and qualitative assessment of the candidate’s investment capabilities, personnel, process, absolute and risk-adjusted performance, and risk management. A primary purpose of this assessment is to accept or reject the initial findings by the Adviser. These meetings may be conducted over phone, video conference (such as Zoom or Teams) or in-person.

Step 3 – Operational Due Diligence. Operational Due Diligence is an essential part of the Adviser’s underwriting of Portfolio Funds. Prior to inclusion in the Fund, all candidates must pass an evaluation of its overall business, operations, procedures, policies and control environment. If a candidate Portfolio Fund fails Operational Due Diligence, it is eliminated from consideration. The Adviser or one of its affiliates may engage independent third-party service providers to complete Operational Due Diligence on Portfolio Fund candidates, and to conduct a background check on relevant key personnel employed by the candidates.

Step 4 – Portfolio Construction. Once candidate Portfolio Funds have passed investment and operational due diligence, they may be selected by the Adviser for inclusion in the Fund. Prior to allocating Fund assets to a new Portfolio Fund, the Adviser will make a qualitative and quantitative assessment of its fit within the overall portfolio. The Adviser aims to construct a portfolio that can meet or exceed the Fund’s investment objective over the long term. The Adviser considers the overall characteristics of the incumbent portfolio and evaluates how the new Portfolio Fund may fit with regard to its styles, strategies and other characteristics. The Adviser expects to rebalance the Fund as necessary while considering changes in the market environment, changes in individual Portfolio Fund allocations, and available capacity in each Portfolio Fund.

Risk Management

Using both quantitative and qualitative techniques, the Adviser conducts an ongoing assessment of the risk profile of the overall Fund and the underlying Portfolio Funds. The goal is to understand the risks being taken and gauge whether the potential return to the Fund is sufficient to justify the level of risk. Risk Management analysis includes but is not limited to a review of performance, realized volatility, correlation to traditional market factors, benchmarks and other private funds. The Adviser also reviews the Fund’s and Portfolio Funds’ historical drawdowns in absolute terms and relative to traditional assets and peers.

Portfolio Fund Manager Transparency

The Adviser requires appropriate levels of transparency from Portfolio Funds. Transparency varies depending on the type and style of Portfolio Funds but typically includes statistical information about the risk exposures and performance attribution of the hedge fund. This is important to the Adviser as it allows for a better assessment of return drivers and overall risk profile of Portfolio Funds. Transparency reporting provides substantial insight into the exposures and related risks of underlying Portfolio Funds, and enables the Adviser to aggregate and assess exposures and risks to the overall Fund level.

Ongoing Monitoring

The Adviser conducts ongoing monitoring of all incumbent Portfolio Funds within the Fund, as well as high quality candidates. Members of the Adviser’s Investment Team regularly meet with Portfolio Fund Managers to review investment results, portfolio exposures and risks, market views and business developments. These meetings are conducted either by phone, video conference (such as Zoom or Teams) or in-person.

Additionally, members of the Investment Team meet regularly to discuss allocations in the Fund, as well as topics relating to the underlying Portfolio Funds such as performance, exposures and risk levels, positions, and the outlook for the strategy. If a Portfolio Fund breaches the expectations of the Adviser, it may be redeemed from the Fund. Reasons for redemption include, but are not limited to:

•	Organizational turnover (both outgoing and incoming), including the departure of key investment and business professionals

•	Poor long-term performance

•	Unexplainable performance outside of expected ranges (positive or negative)

•	Unexpectedly high or low volatility

•	Investment style drift

•	Reduction in appropriate transparency

•	Untimely distribution or reduction in investor reports

•	Unfavorable changes to service providers

•	Increased level of redemptions and/or poor asset and liability matching

•	Changing of terms including fees, liquidity, gate provisions or lock-ups

Leverage

The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements to fund investments in Portfolio Funds up to the limits of the Asset Coverage Requirement (as defined below). The Fund may also borrow money through a credit facility or other arrangements to manage timing issues in connection with the acquisition of its investments (e.g., to provide the Fund with temporary liquidity to acquire investments in interests in the Portfolio Funds in advance of the Fund’s receipt of redemption proceeds from another Portfolio Fund). If the Fund utilizes leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. Additionally, if the Fund borrows money to finance repurchases, interest on the borrowing may negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

The 1940 Act’s “Asset Coverage Requirement” requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached under certain circumstances.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage for preferred shares means the ratio by which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. In addition, (i) preferred shareholders must have the same voting rights as the shareholders of common shares (one share one vote); and (ii) preferred shareholders must have the right, as a class, to appoint managers to the Board of Managers.

Interests in the Portfolio Funds may also utilize leverage in their investment activities. Borrowings by Portfolio Funds are not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain interests in the Portfolio Funds and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil. In general, the use of leverage by interests in the Portfolio Funds or the Fund may increase the volatility of the interests in the Portfolio Funds or the Fund. See “Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by the Fund.”

TYPES OF INVESTMENTS AND RELATED RISKS

General

The value of the Fund’s total net assets may be expected to fluctuate in response to fluctuations in the value of the Portfolio Funds in which the Fund invests. Discussed below are the investments generally made by Portfolio Funds and the principal risks that the Adviser and the Fund believe are associated with those investments. These risks will, in turn, have an effect on the Fund. The Fund does not currently intend to make other types of direct investments, except that, in response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may also make these types of investments pending the investment of assets in interests in the Portfolio Funds or to maintain the liquidity necessary to effect repurchases of Shares. If the Fund invests temporarily in affiliated money market funds, the Adviser will waive a portion of the Management Fee so that Fund shareholders will not pay duplicate fees in respect of such investment. When the Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

Investment Related Risks

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. A Portfolio Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends upon the Adviser’s selection of interests in the Portfolio Funds, the allocation of offering proceeds thereto and the performance of the interests in the Portfolio Funds. The interests in the Portfolio Funds’ investment activities involve the risks associated with hedge fund investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, epidemics, pandemics, governmental responses to epidemics and pandemics, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors including environmental negligence which are beyond the control of the Fund or the interests in the Portfolio Funds.

Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair the Fund’s profitability or result in its suffering losses.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Similarly, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Fund Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles.

Leverage Utilized by the Fund. The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements to fund investments in interests in the Portfolio Funds up to the limits of the Asset Coverage Requirement. The Fund may also borrow money through a credit facility or other arrangements to manage timing issues in connection with the acquisition of its investments (e.g., to provide the Fund with temporary liquidity to acquire investments in interests in the Portfolio Funds in advance of the Fund’s receipt of redemption proceeds from another Portfolio Fund). See “Investment Program—Leverage.”

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in a Portfolio Fund purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Portfolio Funds at inopportune times, which may further depress the returns of the Fund.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached with respect to certain indebtedness.

Currency Risk. Portfolio Funds may include direct and indirect investments in a number of different currencies. Any returns on, and the value of, such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, the costs associated with the exchange of currencies, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund’s or Portfolio Fund’s investments are denominated against the U.S. dollar may result in a decrease in the Fund’s net asset value. The Adviser may not elect to hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Risks Related to Interests in the Portfolio Funds

Valuation of the Fund’s Interests in the Portfolio Funds. The valuation of the Fund’s Investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Funds on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a monthly basis. A large percentage of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be fair valued by the Portfolio Fund. In this regard, a Portfolio Fund may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. To the extent that the Fund does not receive timely information from the Portfolio Funds regarding their valuations, the Fund’s ability to accurately calculation its net asset value may impaired. As a result, a Portfolio Fund’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities.

The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund’s securities, including illiquid investments. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. A Portfolio Fund’s information could also be inaccurate due to fraudulent activity, misvaluation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Valuations Subject to Adjustment. The Adviser determines its month-end net asset value based upon the quarterly valuations reported by the Portfolio Funds, which may not reflect market or other events occurring subsequent to the quarter-end. The Adviser will fair value the holdings in Portfolio Funds to reflect such events, consistent with its valuation policies; however, there is no guarantee the Adviser will correctly fair value such investments. Additionally, the valuations reported by Portfolio Funds may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Funds or revisions to the net asset value of a Portfolio Fund adversely affect the Fund’s net asset value, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Lack of Liquidity for Portfolio Funds. The Portfolio Funds may invest in securities and derivatives that often do not have a liquid market. For instance, the Portfolio Funds may implement credit, relative value, and event-driven strategies, each of which typically relies on investments in debt instruments, credit default swaps, large blocks of public or private equities, convertible bonds, or other illiquid debt, equity, or derivative instruments. In addition, Portfolio Funds may impose lock-up periods, withdrawal fees, redemption gates or other measures that impact liquidity.

This lack of liquidity of Portfolio Funds creates several risks. First, it makes it difficult for the Adviser to determine if the Portfolio Fund is accurately valuing its positions because of the uncertainty regarding the realization of the prices that are quoted if the Portfolio Fund were to attempt to liquidate its portfolio at those prices. Second, it increases the risk that withdrawals from such Portfolio Funds by other investors will cause reductions in the net asset value of those Portfolio Funds merely due to selling pressure, rather than a fundamental change in the investments themselves. Third, it increases the risk that a Portfolio Fund will not honor the Fund’s liquidity expectations. Portfolio Funds have restrictions in their governing documents that limit the Fund’s ability to withdraw funds typically to calendar month or quarter ends (or less frequently) on significant prior notice, Portfolio Funds may nevertheless be unable to abide by these somewhat onerous liquidity provisions.

A side effect of this inability to withdraw from a Portfolio Fund is the Adviser’s inability to re-allocate the Fund’s assets as dynamically as the Adviser may otherwise desire. This limitation exists even when a Portfolio Fund has not implemented a constraint on its expected liquidity. Given that, even in the best of times, these Portfolio Funds permit withdrawals only infrequently and on significant advance notice, the Fund’s flexibility to reallocate assets among Portfolio Funds is limited.

The Adviser has no control over the liquidity of Portfolio Funds and depends on the Portfolio Funds to provide appropriate valuations as well as liquidity. In some cases, the Adviser will allocate Fund assets to Portfolio Funds that later impose liquidity constraints making it impossible to terminate them as desired by the Adviser. Restrictions on liquidity imposed by the Portfolio Funds may materially impact the Fund’s ability to repurchase Shares. An inability to withdraw from a Portfolio Fund may expose the Fund to losses it could have otherwise avoided if the Fund had been able to withdraw from such Portfolio Fund. It may also cause the Fund to become unbalanced as it is forced to obtain liquidity from those Portfolio Funds which provide such liquidity. In certain cases, other investors in a Portfolio Fund may have preferential withdrawal rights as compared to the Fund, the exercise of which could materially adversely affect the Fund’s investment in such Portfolio Fund.

Portfolio Funds Not Subject to 1940 Act. The Portfolio Funds in which the Fund invests are not registered as investment companies under the 1940 Act. Accordingly, the provisions of the 1940 Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts, impose leverage restrictions and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the Portfolio Fund. The Portfolio Funds’ investments may therefore impact the strategies, risks and costs of and for the Fund itself. Shareholder may or will have limited information about the Portfolio Funds in which the Fund is investing, including with respect to the Portfolio Funds’ holdings, liquidity and valuation.

Indemnification of Portfolio Funds, Portfolio Fund Managers and Others. The Fund may agree to indemnify certain of the Portfolio Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of the Fund’s Interest in a Portfolio Fund. A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

Investments in Non-Voting Stock; Inability to Vote. The Fund intends to hold its interests in the Portfolio Funds in nonvoting form or limit its voting rights to a certain percentage. Where only voting securities are available for purchase, the Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish or limit the right to vote in respect of its investment. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote Portfolio Fund securities, the Fund will not be able to vote or may be able to vote only to a limited extent on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on a Portfolio Fund could be diminished, which may consequently adversely affect the Fund and its Shareholders.

Limited Operating History of Fund Investments. Many of the Portfolio Funds may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment mandates of such Portfolio Funds will be limited.

Multi-Strategy Risk. Certain Portfolio Funds may employ a variety of investment strategies that are executed by one or more Portfolio Fund Managers. These investment strategies may be discretionary or systematic in nature, and may include directional or relative value investments in equities, fixed income, credit, currencies, commodities or other assets. Additionally, there is no assurance that the collective performance of the Portfolio Fund Managers will result in profitable returns for the Fund as a whole. Positive performance achieved by one or more Portfolio Fund Managers may be offset – or even outweighed – by negative performance experienced by others. In addition, Portfolio Fund Managers may make investment decisions that conflict with each other; for example, at any time, one portfolio manager may be purchasing shares or units of an issuer whose shares or units are being sold by another Portfolio Fund Manager. Alternatively, two or more Portfolio Fund Managers may employ similar strategies or invest in some of the same assets, resulting in less diversification to the Fund than is expected or desired.

Equity Hedge Strategies Risk. Portfolio Funds may manage portfolios of both long and short positions in equity securities. The success of such Portfolio Funds depends largely on their Portfolio Fund Manager’s ability to identify mispriced stocks. Individual Portfolio Funds may incorrectly size their positions despite position and risk limits. Portfolio Funds rely upon market liquidity to manage their portfolio risk. Illiquidity, particularly in a market exhibiting either an up or down trend, could result in significant losses. Moreover, despite carrying both long and short equity positions in their portfolios, Portfolio Funds typically maintain some overall level of directional long or short exposure to the equity markets and are susceptible to significant price moves in equities.

Emerging Markets Risk. Some Portfolio Funds may invest in portfolio companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Foreign Investing Risk. Some Portfolio Funds may invest in securities of foreign issuers (or U.S. issuers that hold foreign assets). Investing in foreign entities may expose the Fund to additional risks, including exchange control regulations, political and social instability, expropriation, foreign taxes, tariffs, less liquid and transparent markets, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting, auditing and financial standards, currency fluctuations and greater price volatility. Further, the Portfolio Funds, and the issuers in which a Portfolio Fund invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Venture Capital Risk. The Adviser may invest the assets of interests in the Portfolio Funds in early-stage venture capital which may result in or contribute to significant losses to the Fund. Early-stage venture capital is usually classified by early investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public.

Special Situations and Distressed Investments. The Portfolio Funds may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that a Portfolio Fund will correctly evaluate the value of the assets securing the Portfolio Fund’s debt in-vestments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which a Portfolio Fund invests, the Portfolio Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Portfolio Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Event-Driven Strategies Risk. A Portfolio Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or idiosyncratic to the company (e.g., a business spin-off or restructuring). Such event-driven investing requires the investor to make predictions about the likelihood that an event will occur and the impact such event will have on the value of the Portfolio Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result.

Macro Strategies Risk. A Portfolio Fund’s ability to succeed in exploiting opportunities in various global markets will depend, in part, on the Portfolio Fund Manager’s ability to select the best allocation of assets across the various countries and regions. There is a risk that the Portfolio Fund Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Credit Strategies Risk. Certain Portfolio Funds may invest in the credit markets, attempting to take advantage of undervalued securities as well as relative mispricings. The identification of attractive investment opportunities in credit markets is difficult and involves significant degree of uncertainty. Credit markets are highly susceptible to interest-rate movements, government interference, economic news, and investor sentiment. During periods of market stress, the liquidity of markets for credit instruments other than U.S. Treasury bills can become substantially reduced.

Smaller Capitalization Issuers. Portfolio Funds may invest in smaller capitalization companies, including micro-cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better- known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund intends to elect to be treated, and to qualify annually, as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.”

OTHER RISKS

Investing in the Fund involves risks other than those associated with investments made by Portfolio Funds, including those described below:

Substantial Fees and Expenses. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Portfolio Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in Portfolio Funds. By investing in the Portfolio Funds through the Fund, a Shareholder in the Fund will bear a portion of the Management Fee and other expenses of the Fund.

Control Positions. Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Portfolio Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Portfolio Funds, the investing Portfolio Funds likely would suffer losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Portfolio Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase and/or redeem Shares in accordance with the terms of its LLC Agreement and the 1940 Act, including Rule 23c-2, held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder or with the consent of the Fund

•	ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Managers, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•	the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

•	the Fund or the Board of Managers determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Shares Not Listed; No Market for Class A Shares or Class I Shares. No market currently exists for Class A Shares or Class I Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Managers that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Class A Shares and Class I Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Managers, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be seven days prior to the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund until the date specified in the terms of the repurchase offer (the “Expiration Date”). The Expiration Date generally will be four days prior to the Valuation Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. It is possible that during the time period between the Notice Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Portfolio Funds, could cause a decline in the value of Shares in the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. In addition, the Fund’s investments in Portfolio Funds may be subject to lengthy lock up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to net asset value and which may not be available at any given time. There is no assurance that third parties will engaged in such secondary transactions and the Fund may require and be unable to obtain the Portfolio Fund’s consent to effect such transactions. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer only in compliance with Rule 13e-4 under the 1934 Act certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its NAV, and other unusual circumstances. Any termination of a repurchase offer would be effected in accordance with Rule 13e-4 under the 1934 Act. Additionally, the use of offering proceeds to fund Share repurchases may constitute a return of capital and may lower a Shareholder’s tax basis in his or her shares. Any capital returned to Shareholders through repurchases will be distributed after payment of Fund fees and expenses. See “Repurchases of Shares.”

Distributions In-Kind. The Fund generally expects to distribute to the holder of Shares that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. However, There can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate Investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive an in-kind distribution of underlying equity, debt or credit securities from a Portfolio Fund that are illiquid or difficult to value and difficult to dispose of. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Shareholders. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities. The illiquid nature of the Fund’s investments may adversely impact the Fund’s performance and liquidity, and the Fund may incur substantial fees and expenses in the disposition of such illiquid investments.

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain Portfolio Funds, the Fund will thereafter hold a larger proportion of its assets in the remaining Portfolio Funds, the majority of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Portfolio Funds may not reflect the Adviser’s ideal judgments as to the desired portfolio composition of the Fund’s Portfolio Funds, in that the Fund’s performance may be tied to the performance of fewer Portfolio Funds and/or may not reflect the Adviser’s judgment as to the Fund’s optimal exposure to particular asset classes or investment mandates. These consequences may be particularly applicable if the Fund received requests to repurchase substantial amounts of Shares, and may have a material adverse effect on the Fund’s ability to achieve its investment objective and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Portfolio Funds in which the Fund is invested. There is no assurance that the Fund will be able to obtain necessary information from the Portfolio Funds or to independently verify information received from the Portfolio Funds for purposes of satisfying the applicable requirements under Subchapter M of the Code.

Some of the income that the Fund may earn directly or through a Portfolio Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. The Fund may have to dispose of interests in Portfolio Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Portfolio Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

If before the end of any quarter of its taxable year, the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure. However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may redeem its interest in a Portfolio Fund only at certain times specified by the governing documents of each respective Portfolio Fund. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from a Portfolio Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders, and the Fund generally would not be required to make any distributions unless certain other restrictions were to apply to require distributions. In addition, all distributions (including distributions of net capital gain) to Shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Potential Fund-Level Tax Liabilities. The Fund expects to distribute substantially all of its net ordinary income and net capital gains to Shareholders. These distributions are respectively characterized as ordinary dividend income or long-term capital gain when distributed as dividends for U.S. federal income tax purposes to Shareholders. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects” below for more information. If the Fund distributes (or is deemed to have distributed) in respect of any calendar year less than an amount at least equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (determined on the basis of a one-year period ended on October 31 of such calendar year, and adjusted for certain ordinary losses), plus any such amounts that were not distributed in previous calendar years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. The Fund will not be subject to this excise tax on any amount which the Fund incurred an entity-level U.S. federal income tax.

In addition, the Fund may invest in Portfolio Funds located outside of the U.S. or other non-U.S. portfolio companies or entities which may be considered passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. As a result, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income from such investments with respect to such taxable year. Furthermore, income or gain from such Portfolio Funds or other entities may be subject to non-U.S. withholding or other taxes. Any such withholding or other taxes would reduce the return on the Fund’s investment in such Portfolio Funds or other entities and thus on the Shareholders’ investment in the Fund. See “Tax Aspects.”

Change in Tax Laws. Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and/or regulations may be changed with retroactive effect. Moreover, the interpretation and/or application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the Fund and/or a Portfolio Fund to accrue potential tax liabilities even in situations in which the Fund does not expect to be ultimately subject to such tax liabilities.

The impact of new legislation on Shareholders, the Fund, the Portfolio Funds and the entities through which the Portfolio Funds invest is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in the Fund.

Regulatory Change. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. In addition, legislation or regulation may change the way in which the Fund is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

The rules under the Commodity Exchange Act (“CEA”) require that the Adviser either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the Commodity Futures Trading Commission as a “commodity pool operator” (“CPO”) with respect to the Fund or be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements. The Adviser has elected to claim an exclusion from the definition of CPO with respect to the Fund. If the Adviser and the Fund become subject to CFTC regulation, as well as related National Futures Association rules, the Fund may incur additional compliance and other expenses.

Cyber security risk. As the use of technology has become more prevalent in the course of business, the Fund, like all companies, have become more susceptible to operational, information security and related risks through breaches in cyber security. In general, cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches affecting the Adviser, the Portfolio Fund Managers, any subadvisor and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber security breaches in the future.

While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cybersecurity breaches, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund does not directly control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Subsidiaries. The Fund may invest in one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries.”) The Fund may form a Subsidiary in order to, among other things, pursue its investment objective and strategy in a more tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments will also refer to any Subsidiary’s investments.

The Fund will comply with provisions of Section 8 and Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with any Subsidiary. The Fund and any Subsidiary will comply with provisions of Section 17 of the 1940 Act related to affiliated transactions and custody.

The Fund does not currently intend to create or acquire primary control of any entity that engages in investment activities in securities or other assets other than entities wholly owned by the Fund.

LIMITS OF RISK DISCLOSURES

The above discussions of the known principal risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund, as the above discussion does not address unknown risks that may be material to the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this prospectus. The Fund will update this prospectus to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT OF THE FUND

General

The Board of Managers provides broad oversight over the operations and affairs of the Fund. A majority of the Board of Managers is comprised of persons who are not considered “interested persons” as defined under the 1940 Act. iCapital Fund Advisors LLC serves as the Fund’s investment adviser. The Adviser’s principal address is 60 E 42nd St, New York, NY 10165.

The Adviser, a registered investment adviser, is owned by Institutional Capital Network, Inc. (“iCapital”). iCapital is a financial technology company that provides tech-based solutions for advisors, their high-net-worth client base, asset managers, and banks. It is assisted in this task by affiliates including a registered investment adviser, iCapital Advisors, LLC, that provides investment advisory services and investment administration to privately offered funds, and a registered broker-dealer that provides a range of broker-dealer services, including private placement of securities and distribution of the Fund’s Shares. The Adviser is a Delaware limited liability company formed in 2024 that provides advisory services to the Fund, which is its only client. As of March 31, 2025, iCapital had platform assets of $228 billion, including $35 billion in international platform assets.

The Adviser may reallocate the Fund’s assets among Portfolio Funds, terminate its relationship with Portfolio Funds and select additional Portfolio Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Managers.

A description of the factors considered by the Board of Managers in approving the Investment Advisory Agreement is set forth in the Fund’s first annual report to Shareholders for the fiscal period ended March 31, 2025.

The Fund may, although it does not intend to, enter into agreements, known as “side letters,” with Fund shareholders. No such side letter will have the effect of creating different investment terms in the Fund and such letters will primarily address administrative, tax and other operational matters. Neither the Fund and/or the Adviser have entered, or will enter, into side letters with Fund shareholders related to their investment in the Fund that contravene applicable law, including the 1940 Act and the Investment Advisers Act of 1940, as amended. The Adviser will not provide selective investors or others with information that would allow those investors to benefit at the Fund’s expense, and the Fund will not make selective disclosure of material information, including portfolio holdings of the Fund, in violation of applicable law.

Management Team

The personnel of the Adviser responsible for management of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Adviser and its personnel maintain relationships with a large number of managers. The Adviser believes that, as a result of these contacts, the Fund should have access to a large number of interests in the Portfolio Funds from which to select.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund are Nick Veronis and Joseph Burns:

Nick Veronis

Nicholas is a Co-Founder and one of the Managing Partners of iCapital, where he is Head of Fund Management. Prior to co-founding iCapital in 2013, Nicholas spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. At VSS, he specialized in the business information services sector and helped spearhead the firm’s investment strategy in the financial software and data sector, including its investment in Ipreo. Nicholas was previously an operating advisor to Atlas Advisors, an independent investment bank based in New York. He began his career as a financial journalist for The Boston Business Journal, was a reporter for The Star-Ledger, and a Senior Associate in the New Media Division of Newhouse Newspapers. He holds a BA in economics from Trinity College and FINRA Series 7, 79, and 63 licenses.

Joseph Burns

Joe is a Managing Director and Head of Hedge Fund Research focused on the identification, selection and due diligence of hedge funds. Before joining iCapital in 2017, he was Chief Operating Officer at TCS Capital Management, a global equity hedge fund where he focused on port-folio construction, risk management, and business development. Previously, Mr. Burns was Co-CIO at Pulse Capital Partners, a seeding and accelerating asset management firm offering custom portfolio solutions for institutional clients. He also worked at Ivy Asset Management, a subsidiary company of Bank of New York Mellon Corp., where he served as portfolio manager and head of global research in New York and London. Prior to Ivy, Mr. Burns was a portfolio analyst at Soros Fund Management, where he evaluated external fund managers and managed a European family office portfolio of alternative assets including venture capital, private equity, and hedge funds. He holds a BA in Political Science from Manhattanville College and an MBA from Fordham University.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Shares in the Fund.

Custodian and Transfer Agent

UMB Bank, N.A. serves as the custodian of the Fund. The Custodian’s principal business address is 928 Grand Boulevard, Kansas City, MO 64106.

Ultimus Fund Services, LLC, which has its principal office at 80 Arkay Drive, Hauppauge, NY 11788, serves as the Fund’s transfer agent (the “Transfer Agent”).

The Fund reimburses one or more parties for certain sub-accounting and/or sub-transfer agency fees paid to one or more financial intermediaries for certain sub-accounting and/or sub-transfer agency services based on net assets of applicable shareholder accounts.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of the Portfolio Fund Managers. As described below, however, the Fund bears all other expenses related to its investment program. The Adviser also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund’s expenses.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

•	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Portfolio Funds (including management fees, performance or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Portfolio Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	any non-investment related interest expense;

•	taxes and any interest and penalties thereon, fees or government charges which may be assessed against the Fund and all expenses incurred in connection with any tax audit, investigation, settlement or review of the Fund;

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement, and with reviewing potential investments to be made in Portfolio Funds;

•	attorneys’ fees and disbursements associated with preparing and filing an exemptive application with the SEC in respect of certain co-investment transactions;

•	printing, communications, marketing and publicity;

•	developing, licensing, implementing, maintaining or upgrading any web portal, extranet tools, computer software or other administrative or reporting tools (including subscription-based services) for the benefit of the Fund or its shareholders;

•	liquidation expenses of the Fund;

•	complying with any law or regulation related to the activities of the Fund;

•

any costs or expenses in connection with the Fund’s admission to the Portfolio Funds (including the legal costs of completing subscription booklets and the Fund’s side letters with the Portfolio Funds);

•	fees and expenses incurred in connection with or otherwise relating to the preparation of form documentation in respect of transfers;

•	expenses and fees related to audits of the Fund’s books and records;

•	fees and disbursements of any accountants engaged by the Fund and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

•	costs of preparing, distributing and filing financial statements, as well as costs of all governmental returns, compliance expenses, including reports and filings of the Fund, including fees and costs of any third-party service providers and professionals engaged to assist in the preparation of such reports or filings or provide any other services related to the foregoing;

•	fees paid and out-of-pocket expenses reimbursed to the Ultimus Fund Services, LLC (“Ultimus” or the “Administrator”);

•	recordkeeping, including expenses related to tax reporting including under the Foreign Account Tax Compliance Act (“FATCA”), custody and transfer agency fees and expenses;

•	the costs of errors and omissions/Managers’ and officers’ liability insurance and a fidelity bond;

•	the Management Fee;

•	the Distribution and Servicing Fee;

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

•	fees of Managers who are not “interested persons” and travel expenses of Managers relating to meetings of the Board of Managers and committees thereof;

•	all expenses relating to distributions to the shareholders and other expenses associated with the acquisition, holding and disposition of the Fund’s investments, including extraordinary expenses;

•	financing, commitment, origination and similar fees and expenses;

•	broker, dealer, finder, underwriting (including both commissions and discounts), loan administration and private placement fees, sales commissions, investment banking fees and fees for similar services;

•	expenses attributable to brokerage, sale, custodial, depository, trustee, record keeping, account and similar services;

•	expenses attributable to normal and extraordinary investment banking, commercial banking, accounting, research, auditing, appraisal, advisory, valuation, legal and recording fees and expenses, administrative (including any fees and expenses of the Administrator or Custodian related to the Fund), custodial and registration services provided to the Fund and any expenses attributable to consulting services, including in each case services with respect to the proposed purchase or sale of securities by the Fund that are not reimbursed by the issuer of such securities or others (whether or not any such purchase or sale is consummated);

•	filing, title, transfer, registration and other similar fees and expenses;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

•	costs associated with the Fund’s registration statement;

•	any governmental inquiry, investigation or proceeding involving the Fund, including the amount of any judgments, settlements, or fines paid in connection therewith;

•	fees and expenses of other custodians; and

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

There will be no direct or indirect payments from a Portfolio Fund Manager to the Adviser or to any third party, pursuant to any agreement or understanding, that are used to offset any expenses of the Fund.

The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit until one year from the date of this prospectus (the “Limitation Period”) the Specified Expenses borne by the Fund in respect of Class A Shares and Class I Shares during the Limitation Period to an amount not to exceed 0.40% per annum of the Fund’s net assets attributable to such Class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, Distribution and Servicing Fees and Portfolio Fund expenses (i.e., acquired fund fees and expenses, including contribution requirements for investments, expenses and management fees); (ii) other investment-related expenses of the Fund; (iii) taxes; and (iv) litigation and other extraordinary expenses (as defined herein). The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap at the time of such reimbursement or the Expense Cap in place at the time the expense amounts were previously paid or borne by the Adviser (whichever is lower).

“Extraordinary expenses” are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

Portfolio Funds bear various expenses in connection with their operations similar to those incurred by the Fund.

Ultimus, as the Fund’s administrator, performs certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse Ultimus for out-of-pocket expenses.

Organizational and Offering Costs

Organizational costs include, among other things, the cost of organizing as a Delaware limited liability company, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and may be paid by the Adviser on behalf of the Fund.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Offering costs will be amortized over 12 months on a straight-line basis.

MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser the Management Fee, monthly in arrears, at the rate of 0.0666% (0.80% on an annualized basis) of the value of the Fund’s month-end net assets. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month) and is due and payable in arrears within ten business days after the end of the month.

CALCULATION OF NET ASSET VALUE

The Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board of Managers shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Class A Shares’ net asset value plus the Class I Shares’ net asset value equals the total value of the net assets of the Fund.

The Class A Share net asset value and the Class I Share net asset value will be calculated separately based on the fees and expenses applicable to each class. Because of differing class fees and expenses and different starting net asset value per Share, the per Share net asset value of the classes will vary over time.

The Board of Managers has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Adviser will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board of Managers has approved the Adviser’s valuation procedures (the “Valuation Procedures”).

The Valuation Procedures provide that the Adviser will value the Fund’s investments in Portfolio Funds at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant Portfolio Fund Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Portfolio Fund Manager’s valuations and the relevant Determination Date.

A meaningful input in the Fund’s Valuation Procedures will be the valuations provided by each of the Portfolio Fund Managers. The valuation of each of the Portfolio Fund Managers’ investments is performed in accordance with Topic 820 — Fair Value Measurements and Disclosures. Generally, a Portfolio Fund Manager values its investments at their market price if market quotations are readily available. In the absence of observable market prices, a Portfolio Fund Manager values investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. A Portfolio Fund Manager’s determination of fair value is then based on the best information available in the circumstances and may incorporate its management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks.

The actual realized returns on a Portfolio Fund Manager’s unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which a Portfolio Fund Manager’s valuations are based. Neither the Fund nor the Adviser have oversight or control over the implementation of the Portfolio Fund Managers’ valuation process.

In reviewing the valuations provided by Portfolio Fund Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular Portfolio Fund. In accordance with the Valuation Procedures, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Portfolio Fund Manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board of Managers. For example, Portfolio Fund Managers may value investments in portfolio companies at cost.

The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Adviser may approve such valuations. In other cases, the Adviser may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with the Valuation Procedures, determine in good faith best approximates fair value. The Board of Managers will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

The Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds’ investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated.

Neither the Board of Managers nor the Adviser will be able to confirm independently the accuracy of valuations provided by any Portfolio Fund Managers (which are generally unaudited).

To the extent the Fund holds securities or other instruments that are not investments in Portfolio Funds, the Fund will generally value such assets as described below. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before the Fund calculates its net asset value, securities will be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask prices. In this respect, the Adviser participates in the valuation process by preparing the fair valuation for any such securities as per approved procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator. The Adviser’s process is tested and subject to ongoing and periodic monitoring by the Adviser and the Fund’s administrator.

In cases where a fair valuation of securities is applied, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund. In computing the net asset value, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange (the “NYSE”). Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its net asset value, the Adviser may need to price the security using the Adviser’s fair value pricing guidelines.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the net asset value of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value if the judgments of the Adviser or the Portfolio Fund Managers regarding appropriate valuations should prove incorrect.

CONFLICTS OF INTEREST

The Adviser

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Account in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. In addition, the Adviser may execute transactions for one or more Other Accounts that may adversely impact the value of the Fund’s assets. However, the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

Additionally, the other clients of the Adviser or its affiliates may, subject to applicable law, hold securities, loans or other instruments of an issuer in a different class or a different part of the capital structure than securities, loans or other instruments of such issuer held by the Fund. As a result, another client may pursue or enforce rights or activities or vote on certain matters, or refrain from pursuing or enforcing rights or activities or voting on certain matters, on behalf of its own account, which could have an adverse effect on the Fund. Conversely, the Adviser may determine not to pursue or enforce rights or activities available to the Fund that might be unfavorable to such other client or may determine not to vote on certain matters, on behalf of the Fund, in a manner that might be unfavorable to such other client, including by abstaining from the relevant vote or voting in line with other similarly situated investors.

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, Portfolio Funds or portfolio companies or investment vehicles sponsored or managed by the Adviser or Portfolio Fund Managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or a Portfolio Fund. Such entities may compete with the Fund or the Portfolio Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in a Portfolio Fund or a portfolio company may do so on terms that are more favorable than those of the Fund.

Financial intermediaries that act as selling agents for the Fund also may act as distributor for a Portfolio Fund in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund or a Portfolio Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, a Portfolio Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, a Portfolio Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund or a Portfolio Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or a Portfolio Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund or the Portfolio Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or a Portfolio Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or a Portfolio Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Portfolio Fund, including with respect to fees and the right to receive information.

The Adviser and/or its affiliates may advise funds that may invest in other funds advised by a Portfolio Fund Manager, or which has other relationships with a Portfolio Fund Manager.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Portfolio Fund Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Portfolio Fund Manager will abide by, and comply with, its stated practices. A Portfolio Fund Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Portfolio Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund in which the Fund invests. As a result of differing trading and investment mandates or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than, positions taken for the Fund or a Portfolio Fund.

The Board of Managers has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided. The Codes apply to the personal investing activities of Managers and officers of the Fund and the Adviser and the Distributor.

Other Matters

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

Portfolio Fund Managers

Because the Fund proposes to allocate substantially all of its assets to interests in the Portfolio Funds sponsored or managed by the Portfolio Fund Managers, conflicts of interest may arise as a consequence of investment management and other financial advisory services in which a Portfolio Fund Manager and its affiliates are engaged.

A Portfolio Fund Manager’s affiliates will not act as “underwriter” or “principal underwriter” of the Fund’s securities, as those terms are defined in the 1940 Act.

Subject to certain conditions and limitations, each of the Portfolio Fund Managers has agreed to provide the Adviser with certain types of information and access to interests in the Portfolio Funds, pursuant to agreements, to help enable the Adviser to invest the Fund’s assets in accordance with its strategy.

Each of the Portfolio Fund Managers provides investment advisory services to Portfolio Funds in addition to those in which the Fund may invest, and their respective investment professionals may also provide investment and financial services for their proprietary accounts as well. Accordingly, each of the Portfolio Fund Managers may have financial interests that diverge from those of the Portfolio Funds and conflicts of interest may arise in terms of their allocation of investment opportunities as well as their professional time between such managed Portfolio Funds and other clients and personal accounts.

Each of the Portfolio Fund Managers is engaged in a broad spectrum of activities including sponsoring and managing private Portfolio Funds and other activities. Those activities may present conflicts if other Portfolio Funds either compete for the same investment opportunity or pursue investment mandates counter to each other.

PURCHASES OF SHARES

Purchase Terms

The Fund offers two classes of Shares. The Fund will accept initial and additional purchases of Class A Shares or Class I Shares as of the first business day of each calendar month. The investor must submit a completed Investor Application form five business days before the applicable purchase date (although the Fund, in its sole discretion, may waive the five business days requirement from time to time). All purchases are subject to the receipt of immediately available funds prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds in Portfolio Funds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the 1934 Act. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

Investors purchasing Class A Shares in the Fund may be charged a sales load of up to 3.50% of the investment amount. The Distributor and/or a Selling Agent may, at its discretion, waive all or a portion of the sales load for the purchase of Class A Shares of the Fund by or on behalf of: (i) the Adviser or its affiliates; (ii) purchasers for whom the Distributor, the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (iii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser and any affiliates of the Distributor or the Adviser; (iv) Managers and retired Managers of the Fund (including spouses, children and parents of Managers and retired Managers); (v) purchasers who use proceeds from an account for which the Distributor, the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund; (vi) Selling Agents and their employees (and the immediate family members of such individuals); (vii) investment advisers or financial planners that have entered into an agreement with the Distributor that charge a fee for their services and that purchase Shares of the Fund for (1) their own accounts or (2) the accounts of eligible clients; (viii) clients of such investment advisers or financial planners described in (vii) above who place trades for the clients’ own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a Selling Agent; (ix) orders placed on behalf of other investment companies that the Distributor, the Adviser or an affiliated company distributes; (x) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed by the Adviser, Distributor and any affiliates of the Adviser or Distributor; or (xi) any other eligible client of Distributor, Adviser, a Selling Agent, or any affiliates of Distributor, Adviser or a Selling Agent, whose financial representative has negotiated a reduction or waiver of the sales load. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, an investor must, at the time of purchase, give the Distributor sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. The Fund will notify Class A Shareholders of any changes made by the Distributor or a Selling Agent in respect of the investors that are eligible for a waiver of the sales load.

Class I Shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) by our executive officers and directors and their immediate family members, as well as officers and employees of the Adviser, iCapital or the Portfolio Fund Managers or other affiliates and their immediate family members, and, if approved by our Board of Managers, joint venture partners, consultants and other service providers or (5) other categories of investors that we name in an amendment or supplement to this prospectus. We may also offer Class I Shares to certain feeder vehicles primarily created to hold our Class I Shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles.

No Upfront Sales Load or ongoing servicing fees are paid for sales of any Class I Shares.

The minimum initial investment in the Fund from each investor is $10,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to employees, officers or Managers of the Fund, the Adviser or their affiliates. In addition, the Adviser may at its discretion waive the initial and additional investment minimums for separately managed accounts, unified managed accounts, model portfolios or similarly suited “wrapped” products offered by a registered investment adviser (“RIA”) or broker dealer where the investment minimum for the “wrapped” investment is at least $100,000. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $10,000.

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds.

Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti- money laundering compliance officer.

Eligibility

The Distributor and/or any Selling Agent may impose eligibility requirements on investors who purchase Shares through the Distributor or such Selling Agent.

The Distributor or any registered investment adviser (a “RIA”) who offers Class I Shares may impose eligibility requirements on investors who purchase Class I Shares from the Distributor through such RIA. See “Plan of Distribution.”

REPURCHASES OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser will recommend to the Board of Managers (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. Any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund. An Early Repurchase Fee payable by an investor may be waived by the Fund, in circumstances where the Board of Managers determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any investor.

There is no minimum number of Shares which must be repurchased in any repurchase offer. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Managers will consider the recommendation of the Adviser. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Managers will consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with redeeming or otherwise withdrawing from Portfolio Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Fund’s interests in underlying Portfolio Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

The Fund’s investments in Portfolio Funds may be subject to lengthy lock up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to the net asset value and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the Portfolio Fund’s consent to effect such transactions. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer only in compliance with Rule 13e-4 under the 1934 Act certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its NAV, and other unusual circumstances. Any termination of a repurchase offer would be effected in accordance with Rule 13e-4 under the 1934 Act.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Managers, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

The Fund may incur debt to finance a repurchase of Shares. The Fund’s leverage is limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such use of debt. The Fund’s leverage in this manner will cause the Fund to incur additional interest expenses.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $10,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase or redeem Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

The Fund may also repurchase and/or redeem Shares of a Shareholder without consent or other action by the Shareholder or other person, in accordance with the terms of its LLC Agreement and the 1940 Act, including Rule 23c-2 under the 1940 Act, if the Fund determines that:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;

•	ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly.

In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase. See “Tax Aspects” below for more information.

VOTING

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Board of Managers. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Manager and approval of the Investment Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act.

Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY PORTFOLIO FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

The Fund intends to elect to be treated, and to qualify annually, as a RIC under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year in an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one- year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Portfolio Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Portfolio Funds. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by the Fund and such Portfolio Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, for the taxable year in which the RIC would have failed the gross income test absent the application of the above cure provision, a tax would be imposed on the RIC equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Portfolio Funds.

While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders, and the Fund generally would not be required to make any distributions unless certain other restrictions were to apply to require distributions. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The Fund intends to operate so as to be eligible to be treated as a RIC as of February 1, 2025. If the Fund had a net appreciation in its portfolio at the time of its conversion to a RIC, the amount of such net appreciation attributable to the Fund’s direct or indirect corporate partners at that time is generally expected to be taxable to the Fund if the net appreciation is recognized within five (5) years, even if the amount of such gain is distributed to shareholders. However, the consequences described in the previous sentence will not be applicable if a “deemed sale” election is made with respect to the Fund’s conversion to a RIC. If this election is made, the Fund would be treated as having sold its assets before its conversion to a RIC, and any net recognized gain on the deemed sale would be allocated to the direct or indirect corporate partners of the Fund.

Distributions

The Fund intends to make distributions necessary to maintain its ability to be subject to tax as a regulated investment company under the Code and to avoid the imposition of corporate-level federal income tax. As such, the Fund intends to declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least annually, and in a manner consistent with the provisions of the Code and the 1940 Act. After the end of each calendar year, Shareholders will be provided information regarding the amount and character of distributions actually and deemed received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations, provided the Shareholder satisfies the applicable holding period and other requirements. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals, provided the Shareholder satisfies the applicable holding period and other requirements. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of any repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases of Shares,” if a repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j). Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, which will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% Medicare tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.

Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a dividend from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically repurchasing shares of the Fund.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected as an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund’s administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder that is not an S corporation), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Certain expenses of nonpublicly offered regulated investment companies, including the Management Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a Shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and, for taxable years beginning prior to January 1, 2026, will generally not be deductible by the Shareholder. For taxable years beginning in 2026 or later, such affected expenses will generally be deductible, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933), (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

Fund Investments

It is intended that the Fund will invest a portion of its assets in Portfolio Funds, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Portfolio Funds (including in circumstances where investments by the Portfolio Funds, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax.

Some of the income that the Fund may earn directly or through a Portfolio Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. The Fund may have to dispose of interests in Portfolio Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Portfolio Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY PORTFOLIO FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed the Fund’s investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

The Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Portfolio Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Portfolio Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Portfolio Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Portfolio Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly a Portfolio Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Portfolio Fund, enters into the Contract or acquires the underlying property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly a Portfolio Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Department of the Treasury (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Portfolio Funds and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in its income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be available to the Fund with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).

Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds (directly, indirectly or by attribution) 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (directly, indirectly or by attribution) 10% or more of the combined value or voting power of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under Treasury regulations, income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or if the income is derived with respect to the Fund’s business of investing in stocks or securities.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”), generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S. federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A U.S. federally tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

The foregoing discussion does not address all of the U.S. federal income tax consequences that may be applicable to a tax- exempt Shareholder as a result of an investment in the Fund. For example, certain tax-exempt private universities should be aware that they are subject to a 1.4% excise tax on their “net investment income” that is not otherwise taxed as UBTI, including income from interest, dividends and capital gains. Tax-exempt investors should consult with their tax advisors regarding an investment in the Fund.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (each, a “Foreign Shareholder”) as defined in the Code, depends on whether the income derived by the Foreign Shareholder from the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder. The Fund is a corporation for U.S. federal income tax purposes. Under current law, a Foreign Shareholder should not be considered to be engaged in the conduct of a business in the United States solely by reason of its investment in the Fund.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Dividend distributions that the Fund properly reports as attributable to certain U.S. source income derived by the Fund generally will, however, be exempt from such withholding tax. Furthermore, capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains generally will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon a repurchase of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or are not deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.-owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, which may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this prospectus and its related SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, including any entity whose assets are considered “plan assets” (each of the foregoing, a “Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to Plans that are subject to ERISA (an “ERISA Plan”), including prudence, diversification, an obligation not to engage in prohibited transactions, and other requirements. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects,” above), and the projected return of the Fund relative to the ERISA Plan’s funding objectives.

Investors purchasing Shares through an ERISA Plan may obtain additional information regarding the ERISA Plan from their plan sponsor.

Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Adviser will therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

Certain prospective Plan investors may currently maintain relationships with the Adviser or one or more Portfolio Fund Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or such Portfolio Fund Managers. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person with respect to any Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits and the Code penalizes the use of a Plan’s assets for the benefit of a party in interest or disqualified person, and also prohibits (and penalizes) a Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan Shareholders should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code.

Employee benefit plans which are not subject to ERISA or the related provisions of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans which are not subject to ERISA, whether or not subject to Section 4975 of the Code, should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND’S SALE OF SHARES TO ANY PLAN IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

PLAN OF DISTRIBUTION

iCapital Markets LLC, an affiliate of the Adviser, acts as the Distributor on a best efforts basis, subject to various conditions. The minimum initial investment is $10,000, unless waived or reduced. Shares will not be listed on any national securities exchange. See “Purchases of Shares.”

Under the terms of a distribution agreement (the “Distribution Agreement”) with the Distributor, the Distributor will directly distribute Class A Shares and Class I Shares to investors. The Distributor is authorized to retain brokers, dealers and certain RIAs and other financial intermediaries for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Class A or Class I Shares. The Fund will pay (i) a monthly shareholder services fee out of the net assets of Class A Shares at the annual rate of 0.25% of the aggregate net asset value of Class A Shares and (ii) a monthly distribution fee at the annual rate of 0.50% of the aggregate net asset value of Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (the “Distribution and Servicing Fee”). Class I Shares are not subject to the Distribution and Servicing Fee.

The Distributor will pay various Selling Agents compensation out of the Distribution and Servicing Fee, which they will use to compensate their brokerage representatives for Class A Shares sales and support. Selling Agents may charge an additional one-time sales load, assessed at the time of purchase, on Class A Shares, up to a maximum of 3.50% of the investment amount.

The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Class A Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Shares. Each compensated broker, dealer or other financial intermediary distributing Class A Shares is paid by the Distributor based on the aggregate net asset value of outstanding Class A Shares held by Shareholders that receive services from such broker, dealer or other financial intermediary.

The Distributor may directly distribute Class A Shares to investors, and for such directly distributed Class A Shares, will retain all or a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Class A Shares sales and support.

Class I Shares may be purchased from the Distributor through a RIA that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored or managed by such RIA. Shares are not available in certificated form.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers or other financial intermediaries that have agreed to participate in the distribution of the Fund’s Shares, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

The Fund has also agreed to indemnify the Distributor, its affiliates, and controlling persons against certain liabilities, including certain liabilities arising under the Securities Act or 1940 Act. However, this indemnity provision will not apply to any person who is also an officer, Manager, or controlling person of the Fund unless certain conditions are met.

Generally, the minimum required initial purchase by each investor is $10,000. Once a prospective investor’s order is received, a confirmation will be sent to the investor. The investor’s account with the Distributor, Selling Agent or RIA will be debited for the purchase amount, which will be deposited into an account with Ultimus, as the Transfer Agent. See “Purchases of Shares—Purchase Terms.”

Shares may be purchased as of the first business day of each month from the Distributor at the Fund’s then current net asset value per Share. While the Fund intends to have monthly closings, the Board of Managers reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. See “Purchases of Shares.”

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the DRIP, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time by writing to Ultimus Fund Solutions, LLC at PO Box 46707 Cincinnati, OH 45246. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

•	reinvest both dividends and capital gain distributions;

•	receive dividends in cash and reinvest capital gain distributions; or

•	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex- dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). Participating Shareholders may be issued fractional Shares so that 100% of the distribution will be used to acquire Shares. There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

All correspondence or questions concerning the DRIP should be directed to the Administrator, Ultimus Fund Solutions, LLC, by telephone, 1-833-640-7393, or in writing to Regular Mail: C/O Ultimus Fund Solutions PO Box 46707 Cincinnati, OH 45246 or via Overnight Mail: C/O Ultimus Fund Solutions 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions.

OUTSTANDING SECURITIES

The following table sets forth information about the Fund’s outstanding Shares as of May 31, 2025:

Title of Class	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A Shares of Beneficial Interest	Unlimited	0	$105,707,924	(1)
Class I Shares of Beneficial Interest	Unlimited	0	$39,246,338	(2)

(1) Reflects the dollar amount of Shares held by 1 Shareholder as of May 31, 2025.

(2) Reflects the dollar amount of Shares held by 58 Shareholders as of May 31, 2025.

Anti-Takeover and Certain Provisions in the LLC Agreement

The LLC Agreement of the Fund contain provisions that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Managers or Shareholders to amend the LLC Agreement or effectuate changes in the Fund’s management. These provisions of the LLC Agreement of the Fund may be regarded as “anti-takeover” provisions. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Managers. The LLC Agreement requires the affirmative vote or consent of two-thirds of the Board of Managers (without the vote or consent of Shareholders) to authorize the merger or consolidation of the Fund. The LLC Agreement also requires the affirmative vote of a majority of the Board of Managers or of the holders of two-thirds of the outstanding Shares to remove a Manager from the Board. Certain of these voting thresholds are higher than those required under Delaware or federal law. These measures, however, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the Fund’s Shareholders. Such attempts could have the effect of increasing the Fund’s expenses and disrupting its normal operation.

Additionally, the Fund’s LLC Agreement states that no Shareholder shall commence any proceeding, except for those arising under the federal securities laws, on behalf or for the benefit of the Fund until (i) a written demand has been made upon the Fund to take suitable action, and (ii) 90 days have elapsed from the date the demand was made, or, if the decision whether to reject such demand has been duly submitted to a vote of the Shareholders, 120 days have elapsed from the date the demand was made, unless in either case the Shareholder has earlier been notified that the demand has been rejected. The LLC Agreement also requires that any decision by the Board to bring, maintain or settle (or not to bring, maintain or settle) such proceeding, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Fund, or to submit the matter to a vote of Shareholders, shall be made by a majority of the Independent Managers in their sole business judgment and shall be binding upon the Shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.

Additionally, the Fund’s LLC Agreement requires that actions by Shareholders against the Fund, except for those arising under the federal securities laws, shall be exclusively brought in the Court of Chancery of the State of Delaware, or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. The Fund’s LLC Agreement requires that actions arising under the federal securities laws must be exclusively brought in the federal district courts of the United States of America. The Fund’s LLC Agreement also requires that the right to jury trial be waived to the fullest extent permitted by law for any such action. Other investment companies may not be subject to similar restrictions. In addition, the designation of certain courts as exclusive jurisdictions for certain claims may make it more expensive for a Shareholder to bring a suit than if the Shareholder was permitted to select another jurisdiction. The exclusive jurisdiction designation and the waiver of jury trials would limit a Shareholder’s ability to litigate certain claims in a jurisdiction or in a manner that may be more favorable to the Shareholder.

The LLC Agreement, including the anti-takeover provisions contained therein, was carefully considered by the Managers in accordance with the fiduciary duties owed by such Managers to the Fund, and was approved by the Board of Managers in accordance with the reasonable exercise of its business judgment.

The information contained under this heading is only a summary. Please refer to the provisions in Fund’s LLC Agreement, which is on file with the SEC, for more information.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

iDirect Multi-Strategy Fund, LLC

c/o iCapital Fund Advisors LLC

60 East 42nd Street

New York, New York 10165

Telephone: (212) 994-7400

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. All dealers that effect transactions in the Fund’s Shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

[ ] 2025

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Statement of Additional Information Dated August 14, 2025

iDirect MULTI-STRATEGY Fund, LLC

Class A Shares

Class I Shares

[ ], 2025

STATEMENT OF ADDITIONAL INFORMATION

60 East 42nd Street
26th Floor
New York, NY 10165
(212) 994-7400

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of iDirect Multi-Strategy Fund, LLC (the “Fund”) dated [ ], 2025. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

TABLE OF CONTENTS OF THE SAI

INVESTMENT POLICIES AND PRACTICES

The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund was organized as a Delaware limited liability company on March 27, 2024. The Fund offers two separate classes of limited liability company interests (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses.

iCapital Fund Advisors LLC serves as the Fund’s investment adviser (the “Adviser”). The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s shareholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund:

1.	will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2.	will not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

3.	will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4.	will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5.	will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

6.	will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI;

7.	will not purchase securities on margin, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction; and

8.	will not engage in short sales or write put or call options, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction.

With respect to the Fund’s policy not to invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry, in determining whether the Fund is concentrated in an industry or group of industries, the Adviser will use its reasonable best efforts to take into account the Portfolio Funds’ focus on particular industries.

With respect to these investment restrictions and other policies described in this SAI or the prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Portfolio Funds in which assets of the Fund are invested.

The Fund’s investment objective is not fundamental and may be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

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REPURCHASES OF SHARES

Repurchase Offers

The Adviser will recommend to the Board of Managers (subject to the Board of Managers’ discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should repurchase Shares from shareholders of the Fund (“Shareholders”) pursuant to written tenders, the Board of Managers will consider the recommendation of the Adviser. The Board of Managers also will consider various factors, including, but not limited to, those listed in the prospectus, in making its determinations.

The Board of Managers will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders of the Fund. When the Board of Managers determines that the Fund will repurchase Shares, notice will be provided to each Shareholder of the Fund describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares (which is calculated once a month at month-end) from Ultimus Fund Services, LLC, the administrator for the Fund, during such period. If a repurchase offer is oversubscribed by Shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Board of Managers) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Mandatory Repurchases and Redemptions

As noted in the prospectus, the Fund has the right to repurchase and/or redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, in accordance with the terms of its Limited Liability Company Operating Agreement and the 1940 Act, including Rule 23c-2 under the 1940 Act. Such mandatory redemptions may be made if:

●	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;

●	ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Managers, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

●	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

●	with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

●	it would be in the best interests of the Fund for the Fund to repurchase the Shares.

MANAGEMENT OF THE FUND

The Managers supervise the Fund’s affairs under the laws governing limited liability companies in the State of Delaware. The Managers have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Managers and Officers

The Board of Managers consists of four Managers. Three Managers have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “Independent Managers” and are not considered “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser. The other one Manager (the “Interested Manager”) is affiliated with the Adviser.

2

Board Structure and Oversight Function. The Board of Managers’ leadership structure features an Independent Manager serving as Chairperson and the Board Committee described below. The Chairperson participates in the preparation of the agenda for meetings of the Board of Managers and the preparation of information to be presented to the Board of Managers with respect to matters to be acted upon by the Board of Managers. The Chairperson also presides at all meetings of the Board of Managers and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Managers operates using a committee structure to facilitate the timely and efficient consideration of all matters of importance to the Managers, the Fund and Fund Shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board of Managers has established two standing committees: the Audit Committee and Nominating and Governance Committee. The Audit Committee and Nominating and Governance Committee are each comprised exclusively of Independent Managers. The Audit Committee and Nominating and Governance Committee charters govern the scope of each Committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of the Audit Committee and Nominating and Governance Committee, including their oversight responsibilities, are described further under the caption “Independent Managers, the Audit Committee and the Nominating and Governance Committee.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Managers oversees these risks as part of its broader oversight of the Fund’s affairs through various Board of Managers and committee activities. The Board of Managers has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s Treasurer and portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund’s activities and related risks to the Board of Managers and the Audit Committee, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board of Managers’ committee structure allows the Audit Committee to focus on certain aspects of risk and the potential impact of these risks on the Fund and then report back to the full Board of Managers. In between regular meetings, Fund officers also communicate with the Managers regarding material exceptions and items relevant to the Board of Managers’ risk oversight function.

The Board of Managers recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board of Managers recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

As needed between meetings of the Board of Managers, the Board of Managers, Audit Committee or Nominating and Governance Committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.

Independent Managers

The Fund seeks as Managers individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Manager was and continues to be qualified to serve as Manager, the Board of Managers has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Manager, including those enumerated in the table below, the Board of Managers has determined that each of the Managers is qualified to serve as a Manager of the Fund. In addition, the Board of Managers believes that, collectively, the Managers have balanced and diverse experience, qualifications, attributes and skills that allow the Board of Managers to operate effectively in governing the Fund and protecting the interests of Shareholders. Information about the Board of Managers nomination process is provided below under the caption “Independent Managers, the Audit Committee and the Nominating and Governance Committee.”

The Managers of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Manager and other directorships, if any, held by the Managers, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser.

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Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Managerships/Directorships Held Outside the Fund Complex**
Independent Managers

Mark D. Gersten (74) c/o iDirect Multi-Strategy Fund, LLC One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Manager	Indefinite Length – Since 2025	Independent Consultant (since 2012)	5	Trustee of Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); and Two Roads Shared Trust (since 2012)

Anita K. Krug (55) c/o iDirect Multi-Strategy Fund, LLC One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Manager	Indefinite Length – Since 2025	Dean and Professor Chicago Kent Law School (since 2019); Interim Vice Chancellor for Academic Affairs University of Washington Bothell (2018 – 2019); and University of Washington School of Law Interim Dean (2017 – 2018), Professor (2016 – 2019), Associate Professor (2014 – 2016), and Assistant Professor (2010 – 2014)	5	Trustee of Two Roads Shared Trust (since 2012) and Centerstone Investors Trust (from 2016-2021); Manager of the Altair/Eagle Funds (since 2024)

Christopher Russell (59) c/o iDirect Multi-Strategy Fund, LLC One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Manager	Indefinite Length – Since 2025	Partner and Manager, CWR Partners LLC (since 2023); Manager and Owner, SCWM Capital LLC (since 2024); Managing Director, Partners Group (2018-2024)	5	None

*	Each Manager serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Manager at any time during the past five years.

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The Manager who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and his age, address, positions held, length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Manager and the other directorships, if any, held by the Interested Manager, are shown below.

			Principal	Number of Portfolios	Other Managerships/
	Position(s) Held	Length of Time	Occupation(s) During Past	Overseen in Fund	Directorships Held Outside the Fund
Name, Age and Address	with Registrant	Served*	5 Years	Complex	Complex**
Interested Manager
Nick Veronis (59) One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Manager and President	Indefinite Length — Since 2025	Co-Founder and Managing Partner of iCapital Network	5	None

*	Each Manager serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Manager at any time during the past five years.

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s)Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officers

Dan Ellenwood (55) c/o Northern Lights Compliance Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	Chief Compliance Officer	Indefinite Length — Since 2025

Vice President and Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2024); Chief Compliance Officer, North Square Investments (2021-2023); Vice President and Fund Compliance Oversight Manager, Nuveen Investments (2013-2021).

Indira Mahadeo (53)	Treasurer, Principal	Indefinite Length — Since 2025	Managing Director and
c/o iDirect Multi-Strategy Fund, LLC One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Financial Officer and Principal Accounting Officer		Global Head of Fund Finance and Treasury (since 2024) and Global Head of Strategic Transformation for MSIM Operations Platforms (2019-2024)

Stephen Jacobs (62)	Secretary	Indefinite Length — Since	General
c/o iDirect Multi-Strategy Fund, LLC		2025	Counsel, Institutional
One Grand Central Place			Capital Network, Inc.
60 East 42nd Street, 26th Floor			(since 2019) and Chief
New York, NY 10165			Operating Partner and Co-
Chair of the Corporate
Department, Herrick
Feinstein LLP (2016 –2019)

Timothy Burdick (37) c/o iDirect Multi-Strategy Fund, LLC One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Assistant Secretary	Indefinite Length – Since 2025	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); and Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).

*	Each officer serves an indefinite term, until his or her successor is elected.

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For each Manager, the dollar range of equity securities beneficially owned by the Manager in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser) as of December 31, 2024, is set forth in the table below.

Name of Manager	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager in Family of Investment Companies
Independent:
Mark D. Gersten	None	Over $100,000
Anita K. Krug	None	None
Christopher Russell	None	None
Interested:
Nick Veronis	None	Over $100,000

As to each Independent Manager and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of July 31, 2025, the Managers and Officers of the Fund, as a group, owned less than 1% of the outstanding Shares of each class of the Fund.

Independent Managers, the Audit Committee and the Nominating and Governance Committee

Law and regulation establish both general guidelines and specific duties for the Independent Managers. The Board of Managers currently has two committees: the Audit Committee and the Nominating and Governance Committee.

The Independent Managers are charged with recommending to the full Board of Managers approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Managers has separately-designated standing Audit and Nominating and Governance Committees. The Audit Committee is charged with recommending to the full Board of Managers the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Mark D. Gersten, Anita K. Krug and Christopher Russell. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Fund (with such disinterested Managers being “Independent Managers” or individually, “Independent Manager”). The Chairperson of the Audit Committee of the Fund is Christopher Russell.

The Nominating and Governance Committee is responsible for selecting, researching and nominating managers for election by the Fund’s Shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board of Managers, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Fund has adopted a formal, written Nominating and Governance Committee Charter. The Nominating and Governance Committee may consider recommendations for nomination of individuals for election as managers from Shareholders.

The members of the Nominating and Governance Committee of the Fund are Mark D. Gersten, Anita K. Krug and Christopher Russell. The members of the Fund’s Nominating and Governance Committee are Independent Managers. The Chairperson of the Nominating and Governance Committee of the Fund is Anita K. Krug.

The Fund does not have a separate valuation committee. The Board of Managers believes that any items required to be considered pursuant to the Fund’s valuation procedures or Rule 2a-5 under the 1940 Act would be reviewed by the full Board of Managers.

Experience, Qualifications and Attributes

The Board of Managers has concluded, based on each Manager’s experience, qualifications and attributes that each Manager should serve on the Board of Managers. Following is a brief summary of the information that led to and/or supports this conclusion.

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Mark Gersten has over 35 years of business experience in the investment management business with a focus on mutual funds and alternative funds. He serves as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his service to this Board of Managers and extensive experience administering mutual funds. Mr. Gersten is a certified public accountant and holds an MBA in accounting.

Anita Krug has extensive experience as an attorney advising investment advisory firms, particularly those managing hedge funds. She also has extensive experience as a law professor whose scholarship focuses on investment advisers, hedge funds, and mutual funds.

Christopher Russell has extensive experience as a global private equity executive with over 25 years of investment experience in buyouts, growth equity, structured equity and credit. Mr. Russell has served on over 20 portfolio company boards as a director, for both private and public companies, and in both the U.S. and internationally.

Nick Veronis has extensive experience in the asset management and investment banking industries.

The Managers’ principal occupations during the past five years or more are shown in the above tables.

Shareholder Communications

Shareholders may send communications to the Board of Managers. Shareholders should send communications intended for the Board of Managers by addressing the communications directly to that Board of Managers (or individual Managers) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Managers (or individual Managers) and by sending the communication to either the Fund’s office or directly to such Manager(s) at the address specified for each Manager previously noted. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Managers will be reviewed and generally responded to by management, and will be forwarded to the Board of Managers only at management’s discretion based on the matters contained therein.

COMPENSATION

Each Independent Manager is paid an annual retainer of $15,000, and each Independent Manager receives an additional special meeting fee of $1,000 for his or her participation in any special meeting of the Board of Managers or the Audit Committee. The Chairperson of the Board of Managers, Chairperson of the Audit Committee and Chairperson of the Nominating and Governance Committee are also paid additional annual fees of $15,000, $10,000 and $5,000, respectively, each of which a fifth is allocated to the Fund. All Managers are reimbursed for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund.

The following is the total compensation(1) paid to the Managers during the fiscal year ended March 31, 2025:

Name of Independent Manager	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex Paid to Managers(2)
Independent:
Mark D. Gersten	None	$60,000
Anita K. Krug	None	$45,000
Christopher Russell	None	None
Name of Interested Manager
Nick Veronis	None	None

(1)	Each Manager was elected to the Board on January 31, 2025. Under current compensation arrangements, it is estimated that the Managers will receive the following compensation from the Fund for the current fiscal year:

Name of Independent Manager	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex Paid to Managers(2)
Independent:
Mark D. Gersten	$18,000	$90,000
Anita K. Krug	$16,000	$80,000
Christopher Russell	$17,000	$85,000
Name of Interested Manager
Nick Veronis	None	None

(2)	During the fiscal year ended March 31, 2025, the Fund Complex was comprised of the Fund, iDirect Private Markets Fund, iDirect Private Credit Fund, L.P. and TPG Private Markets Fund.

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Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Managers has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Managers and officers of the Fund and the Adviser and the Distributor (“Access Persons”).

Rule 17j-1 under the 1940 Act and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Codes are complied with). Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

Investment Advisory and Distribution Agreements

iCapital Fund Advisors LLC (“Adviser”) a registered investment adviser, is owned by Institutional Capital Network, Inc. (“iCapital”). iCapital is a financial technology company that provides tech-based solutions for advisors, their high-net-worth client base, asset managers, and banks. It is assisted in this task by affiliates including a registered investment adviser, iCapital Advisors, LLC, that provides investment advisory services and investment administration to privately offered funds, and a registered broker-dealer that provides a range of broker-dealer services, including private placement of securities and distribution of the Fund’s shares. The Adviser is a Delaware limited liability company formed in 2024 that provides advisory services to the Fund, which is its only client. As of March 31, 2025, iCapital had total platform assets of $228 billion, including $35 billion in international platform assets.

The Adviser serves as investment adviser to the Fund pursuant to investment management agreement entered into between the Fund and the Adviser (the “Investment Advisory Agreement”). The Managers have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of the Fund under the ultimate supervision of, and subject to any policies established by, the Board of Managers. The Adviser allocates the Fund’s assets and monitors regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether the Portfolio Fund’s investment performance and other criteria are satisfactory. The Adviser may sell Portfolio Funds and select additional Portfolio Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Managers. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

The offices of the Adviser are located at 60 East 42nd Street, New York, New York, and its telephone number is (212) 994-7400. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at Ultimus Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

Approval of the Investment Advisory Agreement

The Investment Advisory Agreement was approved by the Board of Managers (including a majority of the Independent Managers) at a meeting held on January 31, 2025. The Investment Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board of Managers or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board of Managers; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

In consideration of the management and administrative services provided by the Adviser to the Fund, the Fund pays, out of the Fund’s assets, the Adviser a management fee (the “Management Fee”) at the annual rate of 0.80% of the Fund’s net asset value.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

A discussion of the factors considered by the Board of Managers in approving the Investment Advisory Agreement is set forth in the Fund’s annual report to Shareholders for the fiscal year ended March 31, 2025.

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Distributor

iCapital Markets LLC (the “Distributor”) serves as the Fund’s distributor pursuant to a distribution agreement (the “Distribution Agreement”). The principal office of the Distributor is located at 60 East 42nd Street, New York, New York 10165. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund’s shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Board of Managers, including a majority of those Managers who are not parties to the Distribution Agreement nor interested persons of any such party.

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2025:

				Total Assets in
			Number of	Accounts Subject
			Accounts Subject	to a Performance-
		Total Assets in	to a Performance-	Based Advisory
	Number of	Accounts	Based Advisory	Fee
Nick Veronis	Accounts	($ million)	Fee	($ million)
Registered Investment Companies	2	1,083	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Joseph Burns	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Securities Ownership of Portfolio Managers

As of June 30, 2025, the dollar range of securities beneficially owned by the portfolio managers in the Fund is shown below:

Nick Veronis	0

Joseph Burns	0

Portfolio Manager Compensation Structure

For services as a portfolio manager to the Fund, Nick Veronis and Joseph Burns receive (i) a fixed annual salary, (ii) a discretionary bonus determined by reference to personal performance, as well as the performance of iCapital and the Adviser, (iii) a 401K matching plan, and (iv) one or more option grants pursuant to the iCapital option plan, as amended, which typically vest over a four year period. Such amounts are payable by iCapital (or a subsidiary of iCapital) and not by the Adviser of Fund. Mr. Veronis also has an equity interest in a privately-held entity that directly or indirectly controls the Adviser and its affiliates, and will receive compensation from that entity based upon the future profitability of the Adviser and its affiliates. Mr. Veronis may also receive from the privately-held entity that directly or indirectly controls the Adviser and its affiliates discretionary bonuses and other discretionary compensation in connection with his role as a senior executive of the firm.

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Proxy Voting Policies and Procedures and Proxy Voting Record

Investments in the Portfolio Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Portfolio Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Managers indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Portfolio Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non- voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Third-Parties

To assist in its responsibility for voting proxies, the Adviser may from time to time retain experts in the proxy voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Adviser by the Research Providers would include in depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Board of Managers would carefully monitor and supervise the services provided by any Research Providers.

Further Information

For a copy of the Proxy Policy, see Annex A to this SAI. A copy of the Proxy Policy is also available on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling 833-640-7393; (ii) on or through the Fund’s website at www.idirectinvestments.com without charge; and (iii) on the SEC’s website at www.sec.gov.

CONFLICTS OF INTEREST

The Adviser

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Account in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

Additionally, the other clients of the Adviser or its affiliates may, subject to applicable law, hold securities, loans or other instruments of an issuer in a different class or a different part of the capital structure than securities, loans or other instruments of such issuer held directly or indirectly by the Fund. As a result, another client may pursue or enforce rights or activities or vote on certain matters, or refrain from pursuing or enforcing rights or activities or voting on certain matters, on behalf of its own account, which could have an adverse effect on the Fund. Conversely, the Adviser may determine not to pursue or enforce rights or activities available to the Fund that might be unfavorable to such other client or may determine not to vote on certain matters, on behalf of the Fund, in a manner that might be unfavorable to such other client, including by abstaining from the relevant vote or voting in line with other similarly situated investors.

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The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, Portfolio Funds or portfolio companies or investment vehicles sponsored or managed by the Adviser, or a Portfolio Fund Managers or other hedge fund manager (each an “Investment Manager”) may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or a Portfolio Fund. Such entities may compete with the Fund or the Portfolio Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in a Portfolio Fund or a portfolio company may do so on terms that are more favorable than those of the Fund.

Financial intermediaries that act as selling agents for the Fund also may act as distributor for a Portfolio Fund in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund or a Portfolio Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, a Portfolio Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, a Portfolio Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund or a Portfolio Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or a Portfolio Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund or the Portfolio Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or a Portfolio Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or a Portfolio Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Portfolio Fund, including with respect to fees and the right to receive information.

The Adviser and/or its affiliates may advise funds that may invest in other funds advised by a Portfolio Fund Manager, or which has other relationships with a Portfolio Fund Manager.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will abide by, and comply with, its stated practices. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Portfolio Funds.

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Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or a Portfolio Fund.

Other Matters

An Investment Manager may, from time to time, cause a Portfolio Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

Portfolio Fund Managers

Because the Fund proposes to allocate assets to Interests in the Portfolio Funds sponsored or managed by the Portfolio Fund Managers, conflicts of interest may arise as a consequence of investment management and other financial advisory services in which a Portfolio Fund Manager and its affiliates are engaged.

A Portfolio Fund Manager’s affiliates will not act as “underwriter” or “principal underwriter” of the Fund’s securities, as those terms are defined in the 1940 Act.

Subject to certain conditions and limitations, each of the Portfolio Fund Managers has agreed to provide the Adviser with certain types of information and access to Interests in Portfolio Funds, pursuant to agreements, to help enable the Adviser to invest the Fund’s assets in accordance with its strategy.

Each of the Portfolio Fund Managers provides investment advisory services to Portfolio Funds in addition to those in which the Fund may invest, and their respective investment professionals may also provide investment and financial services for their proprietary accounts as well. Accordingly, each of the Portfolio Fund Managers may have financial interests that diverge from those of the Portfolio Funds and conflicts of interest may arise in terms of their allocation of investment opportunities as well as their professional time between such managed Portfolio Funds and other clients and personal accounts.

Each of the Portfolio Fund Managers is engaged in a broad spectrum of activities including sponsoring and managing private Portfolio Funds and other activities. Those activities may present conflicts if other Portfolio Funds either compete for the same investment opportunity or pursue investment mandates counter to each other.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.

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The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY PORTFOLIO FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year in an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one- year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Portfolio Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Portfolio Funds. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by the Fund and such Portfolio Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, for the taxable year in which the RIC would have failed the gross income test absent the application of the above cure provision, a tax would be imposed on the RIC equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

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In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders, and the Fund generally would not be required to make any distributions unless certain other restrictions were to apply to require distributions. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The Fund intends to operate so as to be eligible to be treated as a RIC as of February 1, 2025. If the Fund had a net appreciation in its portfolio at the time of its conversion to a RIC, the amount of such net appreciation attributable to the Fund’s direct or indirect corporate partners at that time is generally expected to be taxable to the Fund if the net appreciation is recognized within five (5) years, even if the amount of such gain is distributed to shareholders. However, the consequences described in the previous sentence will not be applicable if a “deemed sale” election is made with respect to the Fund’s conversion to a RIC. If this election is made, the Fund would be treated as having sold its assets before its conversion to a RIC, and any net recognized gain on the deemed sale would be allocated to the direct or indirect corporate partners of the Fund.

Distributions

The Fund intends to make distributions necessary to maintain its ability to be subject to tax as a regulated investment company under the Code and to avoid the imposition of corporate-level federal income tax. As such, the Fund intends to declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least annually, and in a manner consistent with the provisions of the Code and the 1940 Act. After the end of each calendar year, Shareholders will be provided information regarding the amount and character of distributions actually and deemed received from the Fund during the calendar year. Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any dividends or other distributions that they receive from the Fund.

Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations, provided the Shareholder satisfies the applicable holding period and other requirements. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals, provided the Shareholder satisfies the applicable holding period and other requirements. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of any repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases of Shares,” if a repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase or transfer, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased or transferred. In such case, the tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j). Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

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The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, which will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% Medicare tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.

Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase or transfer may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase or transfer may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a dividend from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares. If disallowed, the loss will be reflected as an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund’s administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

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A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase or transfer that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder that is not an S corporation), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Certain expenses of nonpublicly offered regulated investment companies, including the Management Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a Shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and, for taxable years beginning prior to January 1, 2026, will generally not be deductible by the Shareholder. For taxable years beginning in 2026 or later, such affected expenses will generally be deductible, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933), (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the RIC’s taxable year.

Fund Investments

It is intended that the Fund will invest a portion of its assets in Portfolio Funds, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain and to make distributions to Shareholders prior to the time that any corresponding cash distributions are made to or by the Fund and certain Portfolio Funds (including in circumstances where investments by the Portfolio Funds, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax.

Some of the income that the Fund may earn directly or through a Portfolio Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. The Fund may have to dispose of interests in Portfolio Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Portfolio Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY PORTFOLIO FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss in accordance with Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

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A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed the Fund’s investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

The Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Portfolio Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Portfolio Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Portfolio Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Portfolio Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly a Portfolio Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Portfolio Fund, enters into the Contract or acquires the underlying property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly a Portfolio Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Department of the Treasury (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

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Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Portfolio Funds and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in its income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be available to the Fund with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds (directly, indirectly or by attribution) 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (directly, indirectly or by attribution) 10% or more of the combined value or voting power of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under Treasury regulations, income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or if the income is derived with respect to the Fund’s business of investing in stocks or securities.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

18

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”), generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts (“IRAs”), 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S., federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A U.S. federally tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

The foregoing discussion does not address all of the U.S. federal income tax consequences that may be applicable to a tax- exempt Shareholder as a result of an investment in the Fund. For example, certain tax-exempt private universities should be aware that they are subject to a 1.4% excise tax on their “net investment income” that is not otherwise taxed as UBTI, including income from interest, dividends, and capital gains. Tax-exempt investors should consult with their tax advisors regarding an investment in the Fund.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (each, a “Foreign Shareholder”) as defined in the Code, depends on whether the income derived by the Foreign Shareholder from the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder. The Fund is a corporation for U.S. federal income tax purposes. Under current law, a Foreign Shareholder should not be considered to be engaged in the conduct of a business in the United States solely by reason of its investment in the Fund.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Dividend distributions that the Fund properly reports as attributable to certain U.S. source income derived by the Fund generally will, however, be exempt from such withholding tax. Furthermore, capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains generally will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

19

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon a repurchase of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or are not deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.-owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules.

Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this prospectus and its related SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, including any entity whose assets are considered “plan assets” (each of the foregoing, a “Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to Plans that are subject to ERISA (an “ERISA Plan”), including prudence, diversification, an obligation not to engage in prohibited transactions, and other requirements. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (the “DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects,” above) and the projected return of the Fund relative to the ERISA Plan’s funding objectives.

Investors purchasing Shares through an ERISA Plan may obtain additional information regarding the ERISA Plan from their plan sponsor.

20

Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the Fund will be proceeding on the basis that its underlying assets are not considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Adviser will therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

Certain prospective Plan investors may currently maintain relationships with the Adviser or one or more Portfolio Fund Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or such Portfolio Fund Managers. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person with respect to any Plan to which it provides investment management, investment advisory or other services. ERISA prohibits and the Code penalizes the use of a Plan’s assets for the benefit of a party in interest or disqualified person, and also prohibits (and penalizes) a Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan Shareholders should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code.

Employee benefit plans which are not subject to ERISA or the related provisions of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans which are not subject to ERISA, whether or not subject to Section 4975 of the Code, should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND’S SALE OF SHARES TO ANY PLAN IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

ADMINISTRATOR

The Fund has retained the Administrator, Ultimus Fund Services, LLC (“Ultimus”) whose principal business address is 80 Arkay Drive, Hauppauge, NY 11788, to provide certain administrative and fund accounting services to the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things, certain administration, accounting and investor services for the Fund. The Administrator may retain third-parties, including its affiliates or those of the Adviser, to perform some or all of these services. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse the Administrator for out-of-pocket expenses.

Under the Administration Agreement, the Fund has agreed to indemnify and hold the Administrator harmless from and against any and all losses, damages, costs, charges, reasonable attorney or consultant fees, payments, expenses and liability arising out of or attributable to the Fund’s refusal or failure to comply with the terms of the Administration Agreement, breach of any representation or warranty made by the Fund contained in the Administration Agreement, or which arise out of the Fund’s lack of good faith, gross negligence or willful misconduct with respect to the Fund’s performance under or in connection with the Administration Agreement.

CUSTODIAN AND TRANSFER AGENT

UMB Bank, N.A. (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Managers. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 928 Grand Boulevard, Kansas City, MO 64106.

Ultimus serves as Transfer Agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares. Ultimus’s principal business address is principal business address is 80 Arkay Drive, Hauppauge, NY 11788.

21

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 30 Rockefeller Plaza, New York, NY 10012.

DISTRIBUTOR

iCapital Markets LLC acts as the distributor of the Fund’s Shares on a best efforts basis. The Distributor’s principal business address is 60 East 42nd Street, New York, New York 10165.

LEGAL COUNSEL

Dechert LLP, New York, New York, acts as legal counsel to the Fund. Its principal business address is 1095 Avenue of the Americas, New York, NY 10036.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The name, address, and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding Shares of any share class of the Fund as of July 31, 2025, were as follows:

Class I

Charles Schwab & Co., Inc. FBO Ashley M. Hennessy Trust II U/A DTD 12/31/2012	7.28%
Charles Schwab & Co., Inc. FBO Christopher M. Hennessy Trust II U/A DTD 12/31/2012	6.74%
Charles Schwab & Co., Inc. FBO Shannon P. Hennessy Trust II U/A DTD 12/31/2012	7.01%
NFS LLC FBO John C. French	5.00%
iDirect Multi-Strategy Access Fund (Canada)	24.42%

Class A

Pershing LLC FBO Corporacion del Fondo del Seguro del Estado	100.00%

REPORTS TO SHAREHOLDERS

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period also will be sent to the Fund’s Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on March 31. The 12-month period ending September 30 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

FINANCIAL STATEMENTS

The audited financial statements and related report of Deloitte & Touche LLP, independent registered public accounting firm, are herein incorporated by reference from the Fund’s annual report for the fiscal period ended March 31, 2025. The Fund’s annual report is available upon request, without charge, by calling the Fund at 833-640-7393.

22

iDirect Multi Strategy Fund, LLC

(A Delaware Limited Liability Company)

Financial Statements

For the period ended May 31, 2025 (Unaudited)

iDirect Multi-Strategy Fund, LLC

(A Delaware Limited Liability Company)

May 31, 2025

iDirect Multi-Strategy Fund, LLC

(A Delaware Limited Liability Company)

PORTFOLIO OF INVESTMENTS (Unaudited)

May 31, 2025

				Initial
				Acquisition	Liquidity
	Cost	Fair Value	% of Net Assets	Date	(a)
INVESTMENT FUNDS - 96.15%
MULTI-STRATEGY - 70.35%
Atlas Enhanced Fund, L.P.	$19,480,000	$20,584,188	14.20%	7/1/2024	Quarterly
Millennium USA HedgeFocus Fund LP	33,364,000	34,352,354	23.70%	7/1/2024	Quarterly
Point72 Capital, L.P.	23,380,000	25,170,815	17.36%	7/1/2024	Quarterly
Verition Multi-Strategy Fund, LLC	21,365,000	21,880,272	15.09%	7/1/2024	Quarterly
TOTAL MULTI-STRATEGY	97,589,000	101,987,629	70.35%

EQUITY HEDGE - 10.89%
WMA Systematic Equity Alpha Long/Short Onshore Fund LP	13,505,000	14,126,107	9.75%	7/1/2024	Monthly
WMQS Global Equity Active Extension Onshore Fund LP	1,505,000	1,654,291	1.14%	7/1/2024	Monthly
TOTAL HEDGE EQUITY	15,010,000	15,780,398	10.89%

MACRO - 14.91%
Brevan Howard Alpha Strategies Fund (Delaware No. 2), L.P.	10,455,000	10,880,442	7.50%	7/1/2024	Monthly
The Campbell Absolute Return Onshore Fund LLC	10,255,000	10,735,280	7.41%	7/1/2024	Monthly
	20,710,000	21,615,722	14.91%

TOTAL INVESTMENT FUNDS	$133,309,000	$139,383,749	96.15%

SHORT TERM INVESTMENTS - 2.04%
Fidelity Government Portfolio Institutional Class, 4.22% (b)	2,913,174	2,913,174	2.01%
Fidelity Treasury Portfolio Class I, 4.19% (b)	40,759	40,759	0.03%
TOTAL SHORT TERM INVESTMENTS	$2,953,933	$2,953,933	2.04%

TOTAL INVESTMENTS - 98.19% (Cost - $136,262,934)		$142,337,682
OTHER ASSETS LESS LIABILITIES- 1.81%		2,616,580
NET ASSETS - 100.0%		$144,954,262

(a)	Available frequency of redemptions after the initial lock up period, if any. Different tranches may have varying liquidity terms.

(b)	Money market fund; interest rate reflects seven-day effective yield on May 31, 2025.

See accompanying notes to financial statements.

1

iDirect Multi-Strategy Fund, LLC

(A Delaware Limited Liability Company)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

May 31, 2025

ASSETS
Investments:
Investments at fair value (cost $136,262,934)	$142,337,682
Cash	4,100,000
Deferred Offering Cost	204,286
Interest Income receivable	17,180
Receivable due from Adviser	492,390
TOTAL ASSETS	$147,151,538

LIABILITIES
Contributions received in advance	1,770,000
Accrued offering costs	161,293
Directors fees	33,500
Investor service fee payable	143,706
Accrued expenses and other liabilities	88,777
TOTAL LIABILITIES	2,197,276

NET ASSETS	$144,954,262

Composition of Net Assets:
Paid-in capital	$139,569,000
Accumulated earnings	5,385,262
NET ASSETS	$144,954,262

Class I:
Net Assets	$39,246,338
Class A:
Net Assets	$105,707,924

See accompanying notes to financial statements.

2

iDirect Multi-Strategy Fund, LLC

(A Delaware Limited Liability Company)

STATEMENT OF OPERATIONS (Unaudited)

For the Period from April 1, 2025 to May 31, 2025

INVESTMENT INCOME
Interest income	$35,075
TOTAL INVESTMENT INCOME	35,075

EXPENSES
Management fees	191,914
Offering costs	118,604
Investor servicing fees	131,659
Audit and tax fees	12,666
Legal fees	8,333
Directors fees and expenses	8,000
Custodian fees	5,914
Printing and postage expenses	2,500
TOTAL EXPENSES	479,590

Expense offset	(78,104)
Management fee waiver	(95,957)
NET EXPENSES	305,529

NET INVESTMENT LOSS	(270,454)

NET UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
Net unrealized appreciation/(depreciation) on investments	2,461,405
NET UNREALIZED GAIN ON INVESTMENTS	2,461,405

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,190,951

See accompanying notes to financial statements.

3

iDirect Multi-Strategy Fund, LLC

(A Delaware Limited Liability Company)

STATEMENT OF CHANGES IN NET ASSETS

	For the
	Period from April 1, 2025 to	For the Period Ended
	5/31/2025	3/31/2025 (a)
INCREASE IN NET ASSETS FROM OPERATIONS	(Unaudited)
Net investment loss	$(270,454)	$(419,032)
Net change in unrealized appreciation/(depreciation) on investments	2,461,405	3,613,343
Net increase in net assets resulting from operations	2,190,951	3,194,311

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from capital contributions
Class I	6,024,000	31,095,000
Class A	28,950,000	73,500,000
Total Increase in net assets from Shares of Beneficial Interest	34,974,000	104,595,000

NET INCREASE IN NET ASSETS FROM OPERATIONS AND BENEFICIAL INTEREST TRANSACTIONS	37,164,951	107,789,311

NET ASSETS
Beginning of Period	107,789,311	-
End of Period	$144,954,262	$107,789,311

(a) Commencement of operations was July 1, 2024

See accompanying notes to financial statements.

4

iDirect Multi-Strategy Fund, LLC

(A Delaware Limited Liability Company)

STATEMENT OF CASH FLOWS

For the Period from April 1, 2025 to May 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,190,951
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	$(27,384,000)
Net sales of short-term investments	2,155,196
Net change in unrealized appreciation/depreciation on investments	(2,461,405)
Decrease in prepaid investment	26,600,000
Decrease in deferred offering cost	118,605
Decrease in interest receivables	11,460
Decrease in Receivable due from Adviser	17,851
Increase in directors fees	8,000
Increase in investor service fees	131,660
Decrease in accrued expenses and other liabilities	(92,318)
Net cash used in operating activities	1,296,000

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions, including capital contributions received in advance	2,554,000
Net cash provided by financing activities	2,554,000

NET INCREASE IN CASH	3,850,000
CASH - BEGINNING OF PERIOD	250,000
CASH - END OF PERIOD	$4,100,000

See accompanying notes to financial statements.

5

iDirect Multi Strategy Fund, LLC

(A Delaware Limited Liability Company)

STATEMENT OF FINANCIAL HIGHLIGHTS

	Class A (1)			Class I (2)
	Period from April 1, 2025 to	Period Ended		Period from April 1, 2025 to	Period Ended
	May 31, 2025	March 31, 2025		May 31, 2025	March 31, 2025
	(Unaudited)			(Unaudited)
Total Return (3)	1.49%	2.31%		1.66%	8.39%

Net assets, end of period	$105,707,924	$75,201,374		$39,246,338	$32,587,937

Supplemental Data
Ratio of gross expenses to average net assets	2.24%	2.87	%(4)	1.31%	2.34	%(4)
Ratio of net expenses to average net assets	1.55%	1.62	%(4)	0.80%	1.12	%(4)
Ratio of net investment income/(loss) to average net assets	-1.39%	-1.52	%(4)	-0.64%	-0.87	%(4)

Portfolio Turnover Rate (3)	0%	0%		0%	0%

(1)	Class commenced operations on December 1, 2024

(2)	Class commenced operations on July 1, 2024

(3)	Not annualized

(4)	The net investment income/(loss) and expenses ratios, excluding nonrecurring expenses, have been annualized for period less than twelve months

See accompanying notes to financial statements.

6

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2025

(1)   Organization

iDirect Multi-Strategy Fund, LLC (the “Fund”) was organized as a Delaware limited liability company on March 27, 2024 and commenced operations on July 1, 2024 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified investment management company. iCapital Fund Advisors, LLC is the investment adviser of the Fund (the “Adviser”). iCapital HF GP, LLC (the “Managing Member”) holds the managing member interest and serves as the managing member of the Fund. iCapital Markets LLC (“iCapital Markets”) serves as the placement agent (the “Placement Agent”) for the Fund. The Fund may retain additional placement agents. Ultimus LeverPoint Private Fund Solutions, LLC is the administrator (the “Administrator”) of the Fund.

The Fund is hereby offering two classes: Class A and Class I. Class A may be subject to a maximum sales load of up to 3.50% at the time of investment. The gross Subscription shall include any sales load. The placement agent may, in its discretion, waive all or a portion of the sales load. Class I is offered without a sales load. The minimum initial subscription to the Fund by a prospective Member is $100,000 and the minimum subsequent subscription to the Fund is $50,000. Class I Shares launched on July 1, 2024 and Class A Shares launched December 1, 2024.

Limited liability company interests of the Fund are being offered and sold in a private placement to certain investors (the “Members”) prior to the effectiveness of the Fund’s registration statement on Form N-2 under the Securities Act of 1933, as amended (the “Securities Act Registration”), which the Adviser expects to occur in August 2025 (such date, the “Closed-End Fund Conversion Date”).

Prior to the Closed-End Fund Conversion Date, limited liability company interests will be offered for sale on a continuous basis (subject to the Investee Funds’ (as defined below) capacity) as of the opening of business on the first calendar day of each calendar month, or on such other days as the Managing Member, in its sole discretion, may determine, subject at all times to the ability of the Fund to subscribe to the Investee Funds (each such date, a “Subscription Date”).

The Fund’s investment objective is to seek capital appreciation. The Fund invests substantially all of its investable assets in the private investment funds of a limited number of hedge fund managers (each such fund, an “Investee Fund” and collectively, the “Investee Funds”). The Investee Funds other than Point72 Capital, L.P., in turn invest substantially all of the net proceeds received from the sale of limited partnership interests, in Atlas Enhanced Master Fund, Ltd., Brevan Howard Alpha Strategies Master Fund Limited, Campbell Equity Alpha Master Fund LP, Millennium Partners, L.P., Verition Multi-Strategy Master Fund Ltd., Verition Canada Master Fund Ltd., WMA Systematic Equity Alpha Long/Short Master Fund LP, and WMQS Global Equity Active Extension Master Fund LP (collectively, the “Master Funds”).

Operating Segments—The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Principal Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

(2)   Significant Accounting Policies

Basis of Presentation—Under FASB’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies, the Fund follows accounting and reporting guidance for investment companies. The Fund’s financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of investment income and expenses during the reporting period. Actual results could differ from those estimates.

7

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2025

Investment Transactions and Related Investment Income and Expense—Investment transactions are accounted for on a trade-date basis. Interest income is recognized on an accrual basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Realized gains or losses from investment transactions are recorded on a specific identification basis. Changes in the fair value of the investments are accounted for as a net change in unrealized gain or loss on the statement of operations.

Cash—Cash consists of monies held at UMB Bank, N.A. Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Short-Term Investments—Short-term investments represent investments in high quality money market instruments and money market mutual funds and are recorded at net asset value (“NAV”) per share, which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Income Taxes—In accordance with ASC 740 Income Taxes, the Fund does not record a provision for U.S. federal, state, or local income taxes because the limited partners report their share of the Fund's income or loss on their income tax returns. Generally, the Fund is subject to income tax examinations by major taxing authorities for the three-years prior to the year covered by these financial statements.

Effective February 1, 2025, the Fund is qualified, and intends to elect, to be treated as a regulated investment company (“RIC”) under the provisions of the Internal Revenue Code and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders.

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits for the periods from February 1, 2025 to March 31, 2025 and March 31, 2025 to May 31, 2025. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

(3)   Fair Value Measurements

The Fund utilizes various methods to measure the fair value of its investments. GAAP establishes a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC Topic 820, these inputs are summarized below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

8

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2025

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The Managing Member and the Adviser establish valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent and verifiable. Valuation for the Investee Funds is reviewed by management to ensure that the reported net asset value (“NAV”) is a practical expedient of fair value.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used to value the Fund’s investments by fair value hierarchy as of May 31, 2025:

				Investments
				Valued
	Level 1	Level 2	Level 3	at NAV *	Total
Assets:
Investment Funds	$-	$-	$-	$139,383,749	$139,383,749
Money market fund	2,953,933	-	-	-	2,953,933
Total	$2,953,933	$-	$-	$139,383,749	$142,337,682

* Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Statement of Assets and Liabilities.

Investments Valued at NAV - The Fund records its investment in the Investee Funds at fair value in accordance with FASB ASC 820, Fair Value Measurement, based on the Fund’s proportionate share of its interest in the net assets of the Investee Funds. FASB ASC 820 permits a reporting entity to measure the fair value of an investment interest that does not have a readily determinable fair value based on NAV per share, or its equivalent, of the investment interest as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value.

At the end of each accounting period of the Fund, net capital appreciation or depreciation of the Fund is allocated to the capital accounts of all members in proportion to each member’s capital account balance at the beginning of the accounting period (exclusive of any interest in special investment accounts) if any. Since the Fund invests substantially all of its assets in the Investee Funds, net capital appreciation or depreciation of the Fund is generally based upon net capital appreciation or depreciation, respectively, of the Investee Funds (as adjusted for any expenses, assets or liabilities incurred by the Fund and the management fee).

The value assigned to the Fund investment in the Investee Funds is based on available information and does not necessarily represent the amount that might ultimately be realized, as such amount depends on future circumstances and cannot reasonably be determined until the Investee Funds’ investments are actually liquidated. Further, the Fund’s investment in the Investee Funds is indirectly subjected to restrictions, if any, on the liquidity of the Investee Funds’ investments. The Fund’s investment in the Investee Funds amount of $139,383,749 as of May 31, 2025 and can be liquidated as per the liquidation terms of the Investee Funds.

9

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2025

A listing of the Investment held by the Fund and their attributes, as of May 31, 2025, are shown in the table below:

						Notice	Redemption
			Unfunded	Remaining	Redemption	Period (In	Restrictions
Investment	Investment Strategy	Fair Value	Commitments	Life	Frequency	Days)	Terms
Atlas Enhanced Fund, L.P.	Use a high amount of leverage to achieve capital appreciation by utilizing a variety of investment strategies within and outside United States markets	$20,584,188	N/A	N/A	Quarterly	65 Days	12.50% gate
Brevan Howard Alpha Strategies Fund (Delware No. 2) L.P	Generate absolute returns through the allocation of capital to a number of strategies across a broad range of asset classes	10,880,442	N/A	N/A	Monthly	90 Days	12.50% gate in 3 month rolling period
The Campbell Absolute Return Onshore Fund LLC	Operates as an investment pool and engages in speculative trading of futures, forwards and swaps	10,735,280	N/A	N/A	Monthly	30 Days	N/A
Millennium USA HedgeFocus Fund LP	Trading equities, fixed income products, options, futures and other financial instruments	34,352,354	N/A	N/A	Quarterly	105 Days	5.00% gate
Point72 Capital, L.P.	Achieving attractive return on risk- adjusted basis through purchase and sale of US and non-US securities and options to buy/sell securities, derivatives and commodities	25,170,815	N/A	N/A	Quarterly	45 Days	25.00% gate
Verition Multi- Strategy Fund LLC	Superior risk- adjusted returns through implementation of a diversified range of alternative investment strategies	21,880,272	N/A	N/A	Quarterly	45 Days	8.33% gate

10

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2025

						Notice	Redemption
			Unfunded	Remaining	Redemption	Period (In	Restrictions
Investment	Investment Strategy	Fair Value	Commitments	Life	Frequency	Days)	Terms
WMA Systematic Equity Alpha Long/Short Onshore Fund LP	Large cap, developed market equities, including publicly traded equities, equity swaps and equity options	14,126,107	N/A	N/A	Monthly	30 Days	N/A
WMQS Global Equity Active Extension Onshore Fund LP	Seek to outperform the MSCI World Net Daily Return Index (the “MSCI Index”) over a 3-5 year market cycle	1,654,291	N/A	N/A	Monthly	30 Days	N/A
		$139,383,749

(4)   Investment Transactions

The cost of purchases and proceeds from the sale of investments, other than short-term securities, for the period ended May 31, 2025 amounted to $27,384,000 and $0, respectively.

(5)   Management Fees, Related Party Fees and Expenses

Management Fees—The Adviser will receive from the Fund a monthly management fee (the “Management Fee”), calculated and payable monthly in arrears at a rate (the “Management Fee Rate”) of the NAV of the Member’s capital account deducted from the capital account of each such Member. The Management Fee Rate with respect to Members will be 0.0666% per month (i.e. 0.80% per annum). The portion of management fee and performance fee with respect to its Investee Funds classes range between 0.00%-2.85% per annum and 0-30% per annum, respectively and are not recorded directly by the Fund. Pursuant to the investment management agreement, the Fund incurred $191,914 in Management Fees as shown in the Fund’s Statement of Operations.

Until the earlier of (i) one year from the first Subscription Date or (ii) the Closed-End Fund Conversion, the Management Fee will be waived by an amount equal to 0.0333% per month (i.e., 0.40% per annum) of the NAV of each Member’s Capital Account, thereby reducing the Management Fee to 0.0333% per month (i.e., 0.40% per annum). Pursuant to the investment management agreement, the Fund waived $95,957 in Management Fees as shown in the Fund’s Statement of Operations.

Related Party Fees—A fee for investor services provided by iCapital Markets LLC (“iCapital Markets”) shall be assessed separately for each Class A Member (the Class A Member’s “Investor Servicing Fee”) equal to 0.0625% per month (i.e., 0.75% per annum) for each Class A Member. As of May 31, 2025 the Fund incurred $131,659 in investor service fees paid to iCapital Markets, which are included in the Statement of Operations. As of May 31, 2025, Investor servicing fees payable was $143,706.

Expenses—The Fund bears its own ordinary operating expenses including administrative expenses, custodial costs, legal expenses, accounting expenses, auditing and tax preparation expenses, insurance premiums, limited partner meeting costs, and other expenses related to the Fund (collectively, the “Ordinary Operating Expenses”); and extraordinary expenses including, but not limited to, taxes, if any, imposed on the Fund, the costs of litigation brought by or against the Fund, any expenses associated with the Fund’s indemnification obligations, and any expenses relating to enforcing or protecting the Fund’s rights with respect to portfolio investments and investment expenses.

To the extent that Capped Expenses (as defined below) payable in any fiscal year exceed 0.40% per annum of the month-end NAV of the Fund for such fiscal year (the “Expense Cap”) (“Excess Fund Expenses”), the Adviser or its affiliates have voluntarily agreed to bear any such Excess Fund Expenses until one year from the Securities Act Registration. The Expense Cap will accrue and be applied on a monthly basis taking into account the prior month-end NAV of the Fund during such fiscal year. For any subscriptions that occur mid-year, the Expense Cap applicable to such subscription(s) shall be prorated based on the number of weeks/months remaining in such fiscal year. For the avoidance of doubt, the Expense Cap applied to the assets of the Fund shall be reduced pro rata to reflect repurchases by the Fund during a fiscal year. “Capped Expenses” means Fund expenses, as listed above, excluding (i) the Management Fee, Investor Servicing Fee and Investee Fund expenses (including contribution requirements for investments, expenses and management fees), (ii) other investment-related expenses of the Fund, (iii) taxes and (iv) litigation and other extraordinary expenses. For the period ended May 31, 2025, the Fund was reimbursed by the Adviser an amount of $78,104, presented as an Expense offset on the Statement of Operations.

11

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2025

Organizational and Offering Expenses—Organizational costs are expensed as incurred. Offering costs are accounted for as a deferred charge from the commencement of operations and are thereafter amortized to expense over twelve months on a straight-line basis. Organizational costs consist of the costs of forming the Fund; drafting of bylaws, administration, custody and transfer agency agreements; and legal services in connection with the initial meeting of the Board and the Fund’s seed audit costs. Offering costs consist of the costs of preparing, reviewing and filing with the SEC the Fund’s registration statement; the costs of preparing, reviewing and filing of any associated marketing or similar materials; the costs associated with the printing, mailing or other distribution of the Fund’s Prospectus, Statement of Additional Information and/or marketing materials; and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs recorded for the period ended May 31, 2025 are $0 and $118,604, respectively.

(6)   Risks, Uncertainties and Indemnifications

In the ordinary course of business, the Fund manages a variety of risks. The Fund identifies, measures and monitors risks through various control mechanisms. Multiple market risk factors exist which could cause the Fund to lose some or all of its invested capital. Market and other risks factors are outlined below:

The Fund plans to invest primarily in the Investee Funds, which, other than Point72 Capital, L.P., invest in the Master Funds and are believed to possess the attributes necessary to produce significant investment returns. The Investee Funds’ risks are closely tied to those of the Master Funds. Multiple market risk factors exist which could cause the Fund to lose some or all of its invested capital. Market and other risks factors are outlined below:

General Economic and Other Risk Factors—The Fund's investment in the Investee Funds can be significantly impacted by general economic and political conditions, global and domestic market and industry-specific economic conditions.

Political developments, cybersecurity attacks, natural disasters, public health crises and other events outside of the Fund’s control can also adversely impact the Fund and its Investee Funds in material respects. For example, if any of these events occurred it may have an impact on the Investee Funds’ fair value measurements, financing arrangements or their ability to achieve their investment objectives and the impact could be material.

Credit Risk and Concentration Risk—The Fund participates in multiple Investee Funds’ investments and, as a consequence, the aggregate return of the Fund may be materially and adversely affected by the unfavorable performance of the multiple Investee Funds.

The Fund may invest indirectly through the Investee Funds in securities that are either not rated or are rated in the lower rating categories by various credit rating agencies. Securities in the lower rated categories are subject to greater risk of loss of principal and interest than higher-rated securities, particularly in the case of deterioration in general economic conditions.

12

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2025

Investee Risk —The Fund does not have an active role in the day-to-day management of the Investee Funds in which it invests or the ability to approve the specific investment or management decisions made by the general partners of the Investee Funds. As a result, the returns of the Fund primarily depend on the performance of these asset managers and other management personnel and could be adversely affected by the unfavorable performance of the Investee Funds in which it invests.

The Fund has substantial investments, through its Investee Funds, in small companies which may have limited business histories, products and service lines, financial resources and management depth.

The Fund, through the investments in the Investee Funds, may invest in certain portfolio companies that are experiencing significant financial or business difficulties and with a substantial amount of debt or borrowing, which typically include restrictive covenants. Such investments are subject to greater risk of poor performance or loss.

Liquidity Risk—Due to the nature of its investment, the Fund is subject to withdrawal restrictions at the discretion of the general partners of the Investee Funds as described in the subscription agreement of the Investee Funds.

Indemnifications—In the normal course of its business, the Fund enters into contracts and agreements with certain service providers, such as clearing and custody agents, trustees and administrators, that contain a variety of representations and warranties and which provide general indemnifications and guarantees against specified potential losses in connection with their activities as an agent of, or providing services to, the Fund. The Fund’s maximum exposure under these agreements is unknown, as this may involve future claims that could be made against the Fund and have not yet occurred. The Fund expects the risk of any future obligation under these arrangements to be remote and has not recorded any contingent liability in the financial statements for these indemnifications.

(7)   Aggregate Unrealized Appreciation and Depreciation as of May 31, 2025– Tax Basis

	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$136,262,934	$6,074,748	$-	$6,074,748

(8)   Subsequent Events

Subsequent to May 31, 2025 and through July 11, 2025, the date the financial statements were issued, the Adviser evaluated subsequent events and concluded that there were no events requiring accrual or disclosure.

13

Annex A

iCAPITAL FUND ADVISORS LLC PROXY VOTING

14	CORPORATE ACTIONS AND PROXY VOTING POLICY

14.1	Introduction

Rule 206(4)-6 of the Advisers Act (the “Proxy Rule”) requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request provide information on how proxies were voted.

14.2	Corporate Action and Proxy Voting Policy

iCapital’s advisory services primarily include identifying underlying private equity and hedge fund managers with whom to invest the assets of its Private Access Funds or identifying sub- advisors to assist iCapital in managing the Direct Portfolio Funds, and therefore does not expect to vote proxies. Nevertheless, iCapital’s policy is to comply with the Proxy Rule and act solely in the best interest of the Client when exercising its voting authority. iCapital determines whether and how to vote corporate actions and proxies on a case-by-case basis and will apply the following guidelines, as applicable:

●	iCapital will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the Client.

●	iCapital will vote in a manner that it believes is consistent with the Client’s stated objectives.

●	iCapital will generally vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless the Firm has a particular reason to vote to the contrary.

14.3	Conflicts of Interest

iCapital will not put its own interests ahead of those of any Client and will resolve any possible conflicts between its interests and those of the Client in favor of the Client. In the event that a potential conflict of interest arises, iCapital will vote on a case-by-case basis and undertake the following analysis.

A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence the Firm’s decision making in voting the proxy. If such a material conflict is deemed to exist, iCapital will refrain completely from exercising its discretion with respect to voting the proxy and will instead refer that vote to an outside service for its independent consideration. If it is determined that any such conflict or potential conflict is not material, iCapital may vote the proxy.

14.4	Voting Information and Recordkeeping

Under the Books and Records Rule, iCapital must retain:

●	its voting policies and procedures;

●	corporate action and proxy statements received;

●	records of votes cast;

●	records of its investor’s requests for voting information; and

●	any documents prepared by iCapital that were material to making a decision on how to vote.

All votes will be documented and maintained by the CCO.

14.5	Operating Procedures and Compliance Review

iCapital’s advisory services primarily include identifying underlying private equity and hedge fund managers with whom to invest the assets of its Private Access Funds or identifying sub- advisors to assist iCapital in managing the Direct Portfolio Funds, and therefore, does not expect to vote proxies. Nevertheless, should there be an occasion to vote a proxy, iCapital will vote proxies manually as it deems necessary or appropriate, on a case by case basis. Prior to voting, the CCO will decide as to whether a material conflict of interest exists and will either resolve the conflict or refer the proxy vote to an outside service for its independent consideration. The CCO will conduct a periodic review of the proxy voting records to ensure that proxies are properly voted and records are appropriately maintained.

PART C - OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

Part A: The audited financial highlights of the Registrant contained in the Registrant’s annual report for the period ended March 31, 2025 is incorporated by reference in Part A of this registration statement in the section entitled “Financial Highlights.”

Part B: The Registrant’s audited Financial Statements and the notes thereto in the Registrant’s annual report to Shareholders for the fiscal period ended March 31, 2025, filed electronically with the Securities and Exchange Commission pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, are incorporated by reference into Part B of this registration statement.

(2)	Exhibits:

(a)(1)	Certificate of Formation (1)
(a)(2)	Second Amended and Restated Limited Liability Company Agreement (2)
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Form of Multiple Class Plan Pursuant to Rule 18f-3 (2)
(e)	Form of Dividend Reinvestment Plan (2)
(f)	Not Applicable.
(g)	Investment Management Agreement (2)
(h)	Distribution Agreement (2)
(i)	Not Applicable.
(j)(1)	Custody Agreement between UMB Bank, N.A. and the Registrant (2)
(k)(1)	Master Services Agreement between Ultimus Fund Solutions, LLC and the Registrant (2)
(k)(2)	Amended and Restated Expense Limitation and Reimbursement Agreement (3)
(k)(3)	Form of Distribution and Service Plan (2)
(l)	Opinion and Consent of Dechert LLP (4)
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm (4)
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Registrant (2)
(r)(2)	Code of Ethics of the Adviser and Distributor (2)
(s)(1)	Powers of Attorney for Mark Gersten, Anita Krug, Christopher Russell and Nicholas Veronis (2)
(s)(2)	Filing Fee Table (3)

(1) Previously filed on January 31, 2025 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-284656 and 811-24047) and incorporated by reference herein.

(2) Previously filed on April 22, 2025 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-284656 and 811-24047) and incorporated by reference herein.

(3) Previously filed on July 23, 2025 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-284656 and 811-24047) and incorporated by reference herein.

(4) Filed herewith.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$114,825
Printing	$16,509
Accounting fees and expenses	$0
Legal fees and expenses	$816,745
Miscellaneous	$0
Total	$948,079

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by iCapital Fund Advisors LLC (the “Adviser”), the investment adviser to the Registrant. The Adviser was formed under the laws of the State of Delaware in 2024. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (File No. 801-131729).

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of holders of securities of the Registrant as of May 31, 2025:

Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class A	1
Shares of Beneficial Interest, Class I	58

ITEM 30.	INDEMNIFICATION

Reference is made to Section 3.06 of Registrant’s Second Amended and Restated Limited Liability Company Agreement to be filed as Exhibit (2)(a)(2) to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Adviser, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the Adviser, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the Adviser, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Registrant hereby undertakes that it will apply the indemnification provisions of the Second Amended and Restated Limited Liability Company Agreement in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

Registrant, in conjunction with the Adviser and Registrant’s Board of Managers, maintains insurance on behalf of any person who is or was an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and to the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains the required accounting related and financial books and other records of the Registrant at 80 Arkay Drive, Hauppauge, NY 11788.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) not applicable;

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not Applicable.

(5)	Not Applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, iDirect Multi-Strategy Fund, LLC has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 14th day of August, 2025.

iDirect Multi-Strategy Fund, LLC

/s/ Nicholas Veronis
By:	Nicholas Veronis
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark D. Gersten*
Mark D. Gersten	Manager	August 14, 2025

/s/ Anita K. Krug*
Anita K. Krug	Manager	August 14, 2025

/s/ Christopher Russell*
Christopher Russell	Manager	August 14, 2025

/s/ Nicholas Veronis
Nicholas Veronis	Manager, Principal Executive Officer and President	August 14, 2025

/s/ Indira Mahadeo
Indira Mahadeo	Treasurer, Principal Financial Officer and Principal Accounting Officer	August 14, 2025

*By:	/s/ Nicholas Veronis
Nicholas Veronis
Attorney-in-Fact
(Pursuant to Powers of Attorney previously filed)

EXHIBIT INDEX

(l)	Opinion and Consent of Dechert LLP
(n)	Consent of Independent Registered Public Accounting Firm